UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ExamWorks Group, Inc.

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3280 Peachtree Road NE, Suite 2625

Atlanta, GA 30305

March 25, 2015

Dear ExamWorks Stockholder:

We are pleased to invite you to attend the 2015 Annual Meeting of Stockholders of ExamWorks Group, Inc., which will be held on Tuesday, May 12, 2015, at 9:00 a.m. Eastern Time, at the offices of Paul Hastings LLP located at 75 East 55th Street, New York, NY 10022, Room 701. Details of the business to be conducted at the annual meeting are given in the Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to be held on May 12, 2015 (the “Notice”) and in the Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. Consequently, the majority of stockholders will not receive paper copies of our proxy materials.  We will instead mail stockholders the Notice with instructions for accessing proxy materials and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient, while conserving resources.

Your vote is important and we encourage you to vote promptly. For record holders, whether or not you are able to attend the annual meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet, by phone, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

On behalf of the Board of Directors and management of ExamWorks, I extend our appreciation for your continued support.

Sincerely,

/s/ Richard E. Perlman

Richard E. Perlman

Executive Chairman

EXAMWORKS GROUP, INC.

3280 Peachtree Road NE, Suite 2625

Atlanta, GA 30305

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, MAY 12, 2015

NOTICE

Our Annual Meeting of Stockholders (“Annual Meeting”) will be held:

Date:	Tuesday, May 12, 2015
Time:	9:00 a.m., Eastern Daylight Time
Location:	Paul Hastings LLP

75 East 55th Street

New York, NY 10022

Room 701

PURPOSE

●	Election of three Class II directors to the Board of Directors, each to serve a term of three years;

●

Approval of amendment to the Company’s Amended and Restated 2008 Stock Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,700,000 shares and to extend the term of the plan, as described in the proxy statement accompanying this notice;

●	Ratification of appointment of KPMG LLP as independent registered public accountants for the year ending December 31, 2015; and

●	Transact such other business as may properly come before the meeting and any adjournment of the meeting.

PROCEDURES

●	Our Board of Directors has fixed March 16, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

●

Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. Stockholders who hold shares in “street name” (e.g., in a bank or brokerage account) must obtain a legal proxy form from their bank or broker to vote at the meeting. You will need to bring the legal proxy with you to the meeting, or you will not be able to vote at the meeting.

●

The proxy statement for our Annual Meeting and our annual report to stockholders on Form 10-K for the year ended December 31, 2014 are available on our website at www.examworks.com. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Richard E. Perlman

Richard E. Perlman

Executive Chairman

March 25, 2015

Atlanta, Georgia

EXAMWORKS GROUP, INC.

3280 Peachtree Road NE, Suite 2625

Atlanta, GA 30305

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 12, 2015

PROXY STATEMENT

Purpose

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ExamWorks Group, Inc., a Delaware corporation (“ExamWorks” or the “Company”), for use at the Annual Meeting of Stockholders of ExamWorks to be held on May 12, 2015 (the “Annual Meeting”), and at any adjournments or postponements thereof. Stockholders of record at the close of business on March 16, 2015, are entitled to notice of, and to vote at, the Annual Meeting. On March 16, 2015, we had 41,166,847 shares of common stock outstanding. The common stock is our only outstanding class of voting securities. This Proxy Statement and accompanying material, including the form of proxy, was first made available to the Company’s stockholders on or about March 25, 2015.

This Proxy Statement is being delivered along with our Annual Report on Form 10-K (which includes the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2014). As is the practice of many other companies, the Company is now providing proxy materials by a “notice and access” process through the Internet. Those stockholders who wish to receive paper proxy materials may request them.

Voting Instructions

General – Shares represented by all valid proxies received by phone, by Internet or by mail will be voted in the manner directed by the stockholder. If no direction is made, except as discussed below regarding broker non-votes, each proxy received will be voted:

1.	for the election of the Class II nominees for the Board named in this Proxy Statement;

2.

for the approval of an amendment to the Company’s Amended and Restated 2008 Stock Incentive Plan, as amended (the “Stock Incentive Plan”), to increase the aggregate number of shares of common stock authorized for issuance under the Stock Incentive Plan by 2,700,000 shares, and to extend the term of the Stock Incentive Plan, as described in this Proxy Statement;

3.	for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2015; and

4.	in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

Signature Requirements — If stock is registered in the name of more than one person, each named person should sign the proxy. If the stockholder is a corporation, the proxy should be signed in the corporation’s name by a duly authorized officer. If a proxy is signed as an attorney, trustee, guardian, executor, administrator or a person in any other representative capacity, the signer’s full title should be given.

Revocation — A stockholder giving a proxy may revoke it at any time before the vote is cast at the Annual Meeting by (i) executing and returning either a written revocation or a proxy bearing a later date to the General Counsel and Secretary of the Company, Clare Arguedas, at the Company’s principal office at 3280 Peachtree Road, Suite 2625, Atlanta, GA 30305, or to the Company’s tabulation agent, Broadridge Financial Services, Inc., prior to the Annual Meeting, or (ii) voting in person at the Annual Meeting. Any stockholder who attends the Annual Meeting in person will not be considered to have revoked his or her proxy unless such stockholder affirmatively indicates at the Annual Meeting his or her intention to vote the shares represented by such proxy in person.

Quorum; Vote Required — The presence, in person or by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting is required to constitute a quorum at the meeting. The holders of common stock are entitled to one vote for each share they hold. The directors shall be elected by a plurality of the votes validly cast, in person or by proxy, at the Annual Meeting in the election of directors. The affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are entitled to vote at the meeting and are present in person or by proxy is required to (a) approve the amendment to the Stock Incentive Plan, and (b) ratify the selection of KPMG LLP as the Company’s independent registered public accounts for the year ending December 31, 2015 by the Audit Committee of the Board.

Shares represented by proxies which indicate that the stockholders abstain as to the election of directors or to other proposals will be treated as being present for the purpose of determining the presence of a quorum and, other than for the election of directors, the number of votes cast with respect to each proposal. Consequently, an abstention will have the effect of a vote against with respect to proposals other than the election of directors.

If a broker does not receive instructions from the beneficial owner of shares of common stock held in street name for certain types of proposals it must indicate on the proxy that it does not have authority to vote such shares (a “broker non-vote”) as to such proposals. Shares represented by broker non-votes will be considered present for purposes of a quorum, but will not be considered voted with regard to or treated as present with respect to those proposals to which the broker non-votes relate. If a stockholder whose shares of common stock are held in “street name” by a brokerage firm does not instruct the broker how to vote in the election of directors or approval of the amendment to our Stock Incentive Plan, such stockholder’s broker will not be allowed to vote with respect to these proposals. As a result, if the proxy is returned by the broker, the shares represented thereby will be considered present for purposes of a quorum, but will not be treated as voted in the election of directors or approval of the amendment to our Stock Incentive Plan. Brokers are allowed to vote on behalf of beneficial owners without instruction in the ratification of the selection of auditors.

 Expenses of Solicitation

Expenses incurred in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by a “notice and access” process through the Internet but, in addition, officers and other employees of Company may solicit proxies by telephone, in person or by other means of communication, but will receive no extra compensation for such services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs incurred in connection with this solicitation.

MATTERS TO BE CONSIDERED

General

The following is a discussion of the matters to be presented for stockholder approval at the Annual Meeting:

PROPOSAL 1:

ELECTION OF DIRECTORS

Each of the nominees listed below has been nominated for re-election as a Class II director until the Annual Meeting of Stockholders to be held in 2018 and until such person’s successor is elected. Each of the following nominees is presently serving as a director of ExamWorks.

In the event any nominee is not available as a candidate for director, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by the Board’s corporate governance and nominating committee (the “CGN Committee”). The Board has no reason to believe that any nominee will be unable or unwilling to serve as a director, if elected.

Information about Nominees for Election as Class II Directors

The following paragraphs provide information as of the date of this Proxy Statement about each nominee for Class II director. The information presented includes information each nominee has provided us about his age (as of March 25, 2015), all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years.

Peter B. Bach (50)

Background: Dr. Bach has been a director of the Company since July 2010. Dr. Bach is also an attending physician for the Department of Medicine, Memorial Hospital for Cancer and Allied Diseases, and holds a Full Member academic position with Memorial Sloan-Kettering Cancer Center. He is board certified in Internal Medicine, and board eligible in Pulmonary Medicine and Critical Care Medicine. Dr. Bach is a member of the World Economic Forum council on Digital Health. Dr. Bach received a B.A. in English and American Literature from Harvard University, an M.D. from the University of Minnesota, and an M.A. in Public Policy from the Harris School of Public Policy at the University of Chicago.

Additional Experience and Qualifications: Dr. Bach has an extensive background in clinical medicine and medical policy. Dr. Bach is a former member of the working group on HIT for the President’s Council of Advisors on Science and Technology. From February 2005 to November 2006, Dr. Bach served as the Senior Advisor to the Administrator of the Centers for Medicare and Medicaid Services. From October 2004 to September 2009, Dr. Bach was an associate attending physician for the Department of Medicine, Memorial Hospital for Cancer and Allied Diseases and held an Associate Member academic position with Memorial Sloan-Kettering Cancer Center. Dr. Bach has been a licensed physician in Illinois from June 1995 to June 1997 and in New York since October 1998.

Peter M. Graham (60)

Background: Mr. Graham has been a director of the Company since September 2010. Mr. Graham is currently the Chairman of the Board of Seventh Generation, Inc., a privately-held consumer products company, a position he has held since 2000. From November 1998 to November 2010, Mr. Graham was a director of Alloy, Inc., a media and marketing programs provider, where, prior to such provider going private, he served as chair of the audit and compensation committees, two committees on which Mr. Graham also serves for the Company.

Additional Experience and Qualifications: Mr. Graham has key experience within the investment banking industry, and extensive knowledge of finance and capital markets. From 1994 through December 2004, Mr. Graham held various positions with Ladenburg Thalmann Group Inc., an investment banking organization, including Principal, President, Vice Chairman and Managing Director of its principal subsidiary, Ladenburg Thalmann & Co. Inc. Mr. Graham joined Ladenburg Thalmann & Co. Inc. in 1976 after having attended the Wharton School of Business at the University of Pennsylvania.

William A. Shutzer (67)

Background: Mr. Shutzer has been a director of the Company since July 2010. Mr. Shutzer currently serves as a Senior Managing Director of Evercore Partners, a financial advisory and private equity firm, a position he has held since April 2004. Mr. Shutzer is also a member of the Board of Directors of Tiffany & Co. He has also served as a director of the following public companies during the past ten years: American Financial Group (2003-2006); CSK Auto (2002-2008); TurboChef Technologies (2003-2009); and MecklerMedia Corp. (formerly known as WebMedia Brands, Inc.) (2000-2014). Mr. Shutzer received a B.A. and an M.B.A. from Harvard University.

Additional Experience and Qualifications: Mr. Shutzer has vast knowledge and experience in finance, investment banking, investor relations and corporate strategy. Prior to his position at Evercore Partners, Mr. Shutzer served as a Managing Director of Lehman Brothers, an investment banking firm, from October 2000 through December 2003, a Partner in Thomas Weisel Partners LLC, a merchant banking firm, from September 1999 through June 2000, Chairman of Investment Banking of ING Baring Furman Selz LLC, an investment banking and brokerage firm, from January 1998 through June 1999, President of Furman Selz Inc., an investment banking and brokerage firm, from October 1996 through December 1997, Executive Vice President of Furman Selz, Inc., from March 1994 through September 1996 and a Managing Director of Lehman Brothers and its predecessors from September 1978 through February 1994.

 The Board recommends a vote FOR the election of each of the nominees named above for election as Class II director.

Information About Directors Continuing in Office

The information presented includes information each continuing director has provided us about his age (as of March 25, 2015), all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years.

Name	Age	Class
Richard E. Perlman	68	Class III
James K. Price	56	Class III
J. Thomas Presby	75	Class I
David B. Zenoff	77	Class I

Richard E. Perlman has been our Executive Chairman since August 12, 2010. Previously, Mr. Perlman served as our Co-Chairman of the Board, Co-Chief Executive Officer and a director from July 2008. Mr. Perlman currently serves on the board of directors of the ONE Group, Inc., and is a Trustee of the James Beard Foundation. Mr. Perlman is also the President of Compass Partners, L.L.C., a merchant banking and financial advisory firm he founded in 1995 that specializes in middle market companies and corporate restructuring. Mr. Perlman served as Chairman and Director of TurboChef Technologies, Inc., a commercial food equipment manufacturer, from October 2003 until January 2009, when TurboChef was acquired by The Middleby Corporation. Mr. Perlman was the Chairman of PracticeWorks, Inc., a dental software company, from March 2001 until its acquisition by The Eastman Kodak Company in October 2003. Mr. Perlman also served as Chairman and Treasurer of AMICAS, Inc. (formerly VitalWorks Inc.), a software company specializing in healthcare practice management, from January 1998 and as a Director from March 1997 until the completion of the spin-off of PracticeWorks, Inc. in March 2001. Prior to this time, Mr. Perlman was involved in the acquisition and operation of several private companies in the home furnishings, automobile replacement parts and real estate industries where he was a principal and Chief Executive Officer. Mr. Perlman is on the Advisory Board of The Wharton School’s Undergraduate Executive Board and The Wharton School Entrepreneurship Program, and is the sponsor of The Perlman Grand Prize for the winner of The Annual Wharton School Business Plan Contest. Mr. Perlman received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Columbia University Graduate School of Business.

We believe Mr. Perlman’s qualifications to serve on our Board include his expertise in business and corporate strategy, his current and prior experience serving in director and senior management roles at public companies, his knowledge regarding our Company and our industry and his experience as a merchant banker and financial advisor.

James K. Price has been our Chief Executive Officer since August 12, 2010 and a director since July 2008. Previously, Mr. Price served as our Co-Chairman of the Board and Co-Chief Executive Officer from July 2008. From October 2003 to January 2009, Mr. Price served as President, Chief Executive Officer and director of TurboChef Technologies, Inc. Mr. Price served as President, Chief Executive Officer and a director of PracticeWorks, Inc. from March 2001 until its acquisition by The Eastman Kodak Company in October 2003. Mr. Price was a co-founder of AMICAS, Inc. (formerly VitalWorks Inc.) and served as its Executive Vice President and Secretary from July 1997 until the completion of the spin-off of PracticeWorks, Inc. in March 2001. Mr. Price has served as an executive officer of American Medcare and also co-founded and was an executive officer of International Computer Solutions, which companies both provided healthcare software systems and information services and were acquired by VitalWorks Inc. Mr. Price sits on the Board of Directors of several privately-held companies and non-profit organizations. Mr. Price holds a B.A. in marketing from the University of Georgia.

We believe Mr. Price’s qualifications to serve on our Board include his expertise in business and corporate strategy, his prior experience at public companies, including with respect to acquisition transactions and operations, and his knowledge regarding our Company and our industry.

J. Thomas Presby has been a director of the Company since June 2009. In June 2002, Mr. Presby retired as a partner with Deloitte Touche Tohmatsu, an international accounting and consulting firm. Over a period of 30 years, Mr. Presby held many positions with Deloitte in the U.S. and abroad, including deputy chairman and chief operating officer from January 1995 until his retirement. Mr. Presby currently serves as a director and audit committee chair of Invesco Ltd. and First Solar, Inc., and as a director and audit committee member of World Fuel Services Corporation. Mr. Presby served as a director of Tiffany & Co. from November 2003 to May 2012, PracticeWorks, Inc. from June 2002 to October 2003, and GreenPoint Financial Corporation from January 2003 to October 2004. From December 2003 to January 2009, Mr. Presby was a director of TurboChef Technologies, Inc., and from December 2005 to January 2011, Mr. Presby was a director of American Eagle Outfitters Inc. The National Association of Corporate Directors named Mr. Presby one of America’s Top 100 directors for 2011. Mr. Presby received a B.S. in Electrical Engineering from Rutgers University, and an M.S. in Industrial Administration from the Carnegie Mellon University Graduate School of Business. Mr. Presby is a Certified Public Accountant in New York and Ohio.

We believe Mr. Presby’s qualifications to serve on our Board include his extensive experience at the highest levels of finance and accounting to the Board, having served for three decades as a partner, as well as in positions of senior management (including Chief Operating Officer), at one of the world’s largest accounting firms. Mr. Presby has served as chair of the audit committee of a number of public companies, a role which he also fulfills for ExamWorks, where he is recognized by the Board as its audit committee financial expert. The Board has determined that Mr. Presby’s simultaneous service on four audit committees does not and will not impair his ability to effectively serve as the chair of our audit committee.

David B. Zenoff has been a director of the Company since July 2010. Dr. Zenoff is also President of David B. Zenoff and Associates, Inc., a strategy and administrative practices firm he founded in 1973. Dr. Zenoff currently serves as a director of Depomed, Inc. and served as a director of Williams-Sonoma, Inc. from August 2005 until May 2011. From 1966 to 1972, Dr. Zenoff was a full-time faculty member at the Columbia Graduate School of Business. During the 1970s and the 1980s, Dr. Zenoff was a part-time faculty member at the Stanford University Graduate School of Business, and from 1983 to 1984, he was a visiting professor at IMD (formerly IMEDE), a business school in Lausanne, Switzerland. He has authored eight books on management, finance and marketing. Dr. Zenoff received a B.A. in Economics from Stanford University, and a doctorate in International Business and an M.B.A. from Harvard University.

We believe Dr. Zenoff’s qualifications to serve on our Board include his broad strategic and management consulting experience with over 90 large companies and organizations in 31 countries and his expertise in guiding long-term strategic and corporate management planning and advising on organization renewal, increasing organization performance, marketplace strategy, and executive team-building and business leadership practices.

PROPOSAL 2:

Approval of amendment to the Company’s Amended and Restated 2008 StocK Incentive Plan, AS AMENDED

At the 2015 Annual Meeting, the Company’s stockholders will be asked to approve an amendment to the Stock Incentive Plan that will (1) increase the available shares reserved under the Stock Incentive Plan by 2,700,000 shares to a total of 17,982,200 (with such total number of shares subject to adjustment for future stock splits, stock dividends, recapitalizations, and other similar transactions), and (2) change the termination date of the Stock Incentive Plan from July 14, 2018 to May 11, 2025 (the date that is ten years after May 12, 2015) (the “Plan Amendment”). The Board unanimously approved the Plan Amendment on March 20, 2015 and recommends that the Company’s stockholders approve and adopt the Plan Amendment. The Plan Amendment is effective as of May 12, 2015, contingent on approval of the Company’s stockholders. The Board recommends that stockholders approve the Plan Amendment because it believes that employee, officer and non-employee director ownership in the Company serves the best interests of all stockholders by promoting a focus on long-term increase in stockholder value.

Reasons for and Purpose of the Plan Amendment

Equity Awards Foster an Employee Ownership Culture and Motivate Employees to Create Stockholder Value.

Equity incentives are an essential and long-standing element of the Company’s culture and success. The use of equity as part of our incentive program is critical to the future success of the Company. Equity awards foster an ownership culture among employees by aligning their financial interests with those of stockholders. Our equity awards also help motivate management and sales employees to perform at peak levels over the long term because the vast majority of awards vest over at least a three-year period or based on the achievement of EBITDA performance targets. Furthermore, as we continue to pursue our acquisition strategy, it is important for us to motivate and retain the management teams of acquired businesses with equity awards. We believe that our practice of granting awards has been critical to fostering an ownership culture and energizes and motivates the employee base of our acquired businesses, especially those who did not have any ownership stake in the acquired businesses.

Equity Awards are a Critical Recruitment and Retention Tool.

We operate in an intensely competitive environment, in an industry dependent on personal relationships, and recruiting and retaining talented employees is critical to our success. A competitive program to recruit and retain employees is therefore essential to our long-term performance. As the Company has achieved and maintained strategic growth, an increase in the number of shares available for equity awards is necessary to ensure we have enough available to continue to provide long-term incentives to our current employees and future employees of acquired businesses. Our Board also believes that equity awards are necessary to attract and retain highly-talented employees. Equity awards distinguish us from many competitors in the industry who do not use equity awards as a recruitment and retention tool. If our stockholders do not approve the Plan Amendment, we would have to drastically limit the amount of equity awards and increase the cash component of our compensation programs for employees. This could negatively impact the retention of our employees, as they would have less equity at risk of forfeiture when considering offers from other employers, including our competitors. At the same time, our recruiting efforts would be compromised due to the loss of or severe limitations on our ability to use equity to attract employees. This could also impact our attractiveness as an acquirer and make acquisitions harder to consummate.

While equity is a strategic tool for recruitment and retention, we also carefully manage stock option, restricted share and restricted share unit issuances and strive to keep the dilutive impact of the equity incentives we offer within a reasonable range. Historically, we have made a significant portion or our equity grants in a given fiscal year in connection with our acquisitions.

Equity Awards Are a Significant Incentive for our Officers, Directors and other Key Employees.

Annual equity awards are a significant incentive for our officers, directors and other key employees. The Board believes that the proposed Plan Amendment would assist us in retaining our officers, directors, and other key employees, and motivating them to exert their best efforts on behalf of the Company. It would also ensure that we are able to attract future employees vital to implementing our business strategy. In addition, we expect that the proposed amendment would further align the interests of the officers, directors and other key employees with that of our stockholders.

As of March 16, 2015, options to purchase 4,460,689 shares of the Company’s common stock, 411,512 shares of restricted stock, and 898,350 restricted share units shares, were outstanding under the Stock Incentive Plan and only 2,280,913 shares of the Company’s common stock remained available for equity awards under the Stock Incentive Plan.

We note that the Stock Incentive Plan includes additional provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

●

Stockholder approval required for additional shares. The Stock Incentive Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis; rather, the Stock Incentive Plan (along with applicable law) requires approval for any increase in the number of available shares.

●	No discounted stock options. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

●

Independent Committee. The Stock Incentive Plan is administered by our compensation committee (the “Compensation Committee”) which consists of three directors who are independent under New York Stock Exchange independence standards. See “Information About the Board of Directors and Committees of the Board of Directors—Compensation Committee.”

●	Maximum Terms. All stock options and SARs are exercisable for a term ending no more than ten years after such stock option or SAR’s grant date.

●	Change in Control. The Stock Incentive Plan does not provide for an acceleration of equity award vesting without an actual change in control occurring.

●

Repricing. Following approval of the First Amendment to the Stock Incentive Plan, effective as of August 3, 2011 (the “First Amendment”), stockholder approval is required for the cancellation of outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Extension of the Term of the Stock Incentive Plan Will Provide Greater Flexibility to Make Equity Awards.

The Stock Incentive Plan currently terminates on July 14, 2018, unless terminated prior to such date by the Board. After that date, the Company will not be able to make any additional awards under the Stock Incentive Plan. Upon approval of the Plan Amendment, the Stock Incentive Plan will terminate on May 11, 2025. Our Board believes that extending the term of the Stock Incentive Plan now will provide greater flexibility in making equity award plans going forward, which in turn, and in addition to the points raised above, serves the best interests of all stockholders by promoting a focus on long-term increase in stockholder value.

Summary of the Stock Incentive Plan

A summary of the principal features of the Stock Incentive Plan follows. Not every aspect of the Stock Incentive Plan, as amended by the Plan Amendment, is addressed in this summary. Stockholders are encouraged to read the full text of the Stock Incentive Plan and the Plan Amendment, copies of which are filed as Appendix A to this Proxy Statement. The Stock Incentive Plan authorizes the Company to make grants of stock options to purchase shares of common stock, SARs, restricted shares, restricted share units (“RSUs”), unrestricted shares, deferred share units (“DSUs”), performance and cash-settled awards and dividend equivalent rights to our employees, directors and/or consultants.

Upon approval of the Plan Amendment, a maximum of 17,982,200 shares will be available for issuance under the Plan (with such total number of shares being adjusted for future stock splits, stock dividends, recapitalizations, and other similar transactions). The shares of our common stock that are subject to any awards that expire, or are forfeited, cancelled, settled, or become unexercisable without the issuance of shares, will again be available for subsequent awards. We receive no cash consideration for the granting of awards under the Stock Incentive Plan. However, if a stock option were to be exercised, we would receive the exercise price for the shares being purchased, unless the exercise were to occur pursuant to a cashless alternative approved by the Compensation Committee.

The Stock Incentive Plan was approved by written consent of our stockholders on September 15, 2010, and the First Amendment was approved at the annual meeting of our stockholders on August 3, 2011. Stockholder approval of the Stock Incentive Plan primarily enables us to satisfy New York Stock Exchange listing requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code generally limits the corporate income tax deduction to $1,000,000 annually for the non-performance-based compensation paid to each of the Chief Executive Officer, and the three other highest paid executive officers of the Company (other than the Chief Financial Officer).

Administration of the Stock Incentive Plan is carried out by our Compensation Committee, provided that our Board may act in lieu of the Compensation Committee at any time. Either our Compensation Committee or our Board may delegate its authority under the Stock Incentive Plan to one or more officers but it may not delegate its authority with respect to making awards to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). With respect to any decision involving an award intended to satisfy the requirements of Section 162(m) of the Code, the Compensation Committee will consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code; and with respect to any decision relating to a reporting person, the Compensation Committee will consist of solely two or more directors who are disinterested within the meaning of Rule 16b-3 of the Exchange Act. As used in this summary, the term administrator means the Compensation Committee or the Board or its delegate, if any. The Stock Incentive Plan provides that we and our affiliates will indemnify members of the administrative committee and their delegates against any claims, liabilities, or costs arising from the good faith performance of their duties under the Stock Incentive Plan.

Subject to the terms of the Stock Incentive Plan, the administrator has express authority to determine the eligible persons who will receive awards, the number of shares of our common stock to be covered by each award, and the terms and conditions of awards. The administrator has broad discretion to prescribe, amend, and rescind rules relating to the Stock Incentive Plan and its administration, to interpret and construe the Stock Incentive Plan and the terms of all award agreements, and to take all actions necessary or advisable to administer the Stock Incentive Plan. Within the limits of the Stock Incentive Plan, the administrator may accelerate the vesting of any awards, allow the exercise of unvested awards, and may modify, replace, cancel, or renew any awards.

The administrator may grant options that are intended to qualify as incentive stock options (“ISOs”), only to employees, if any, and may grant all other awards to eligible persons. Stock options granted under the Plan will provide award recipients, or participants, with the right to purchase shares of our common stock at a predetermined exercise price. The administrator may grant stock options that are intended to qualify as ISOs or that are not intended to so qualify (“Non-ISOs”). The Stock Incentive Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the value of the shares that are the subject of the stock option exceed $100,000, based upon the fair market value of the shares of our common stock on the option grant date.

A SAR generally permits a participant who receives it to receive, upon exercise, cash and/or shares of our common stock equal in value to the excess of the fair market value, on the date of exercise, of the shares of our common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares. The administrator may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on their exercise to a percentage.

The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of our common stock subject to the award, although the exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares of our common stock subject to the award for participants who own more than 10% of our shares of common stock on the grant date. To the extent vested and exercisable in accordance with the agreement granting them, a stock option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. Under the Stock Incentive Plan, subject to certain exceptions, no participant may receive stock options and SARs that relate to more than 2,056,440 shares of our common stock issuable under the terms of the Stock Incentive Plan (adjusted for any change in capitalization), effective following the earliest of the following events after the public trading date: (i) the first material modification of the Stock Incentive Plan, (ii) the issuance of all of the shares of common stock reserved for issuance under the Stock Incentive Plan; (iii) the expiration of the Stock Incentive Plan; (iv) the first meeting of stockholders at which directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

The term over which participants may exercise stock options and SARs may not exceed ten years from the date of grant; five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of our outstanding shares of common stock. With respect to stock options, the Compensation Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program approved by the Compensation Committee, full recourse promissory note (subject to limitations imposed by Sarbanes-Oxley), or any combination of the above.

Subject to the terms of the award agreement evidencing a stock option grant, the stock option may be exercised during the one-year period after a participant’s termination of service due to disability or death. Options expire immediately upon a participant’s termination of service for cause (or when cause first existed if earlier). Options will expire following a two-month period after the participant’s termination of employment for any other reason not listed above. To the extent an option expires based on termination of continuous service occurs during a Securities and Exchange Commission blackout period, the period for exercising the stock options will be extended until ten days beyond when such blackout period ends. The award agreements evidencing the grant of a stock option may, in the discretion of the Compensation Committee, set forth additional or different terms and conditions applicable to such stock option upon a termination or change in status of the employment or service of the participant.

Under the Stock Incentive Plan, the administrator may grant restricted stock that is forfeitable until certain vesting requirements are met, may grant RSUs that represent the right to receive shares of our common stock after certain vesting requirements are met or cash under certain circumstances, and may grant unrestricted stock as to which the participant’s interest is immediately vested. For restricted awards, the Stock Incentive Plan provides the administrator with discretion to determine the terms and conditions under which a participant’s interests in such awards become vested.

The Compensation Committee has the discretion to place any restrictions on a participant’s receipt of an award, which may include, but is not limited to, restrictions concerning voting rights and transferability. Restrictions placed on awards may lapse, separately or in combination, based on circumstances or criteria determined by the Compensation Committee, including, without limitation, criteria based on a participant’s duration of employment, directorship or consultancy with the Company; individual, group, or divisional performance criteria; Company performance; or other criteria selected by the Compensation Committee.

The Stock Incentive Plan also authorizes awards of deferred share units in order to permit certain directors, officers, consultants, or select members of management to defer their receipt of compensation payable in cash or shares of our common stock, including shares that would otherwise be issued upon the vesting of restricted stock and RSUs. Deferred share units represent a future right to receive shares of our common stock.

The Stock Incentive Plan authorizes the administrator to grant performance-based awards in the form of performance units that the administrator may, or may not, designate as “performance compensation awards” that are intended to be exempt from Section 162(m) limitations. In either case, performance units will vest and/or become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, us, or any affiliate. Performance units will be payable in shares of common stock, cash, or some combination of the two, subject to an individual participant limit of 2,056,440 shares (subject to adjustment) or if settled in cash, $8,000,000. The administrator will decide the length of performance periods, but the periods may not be less than one fiscal year.

With respect to performance compensation awards, the Stock Incentive Plan requires that the administrator specify in writing the performance period to which the award relates, which shall not be less than one fiscal year, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Section 162(m) of the Code. Under the Stock Incentive Plan, the possible performance measures for performance compensation awards may include one or more of the following, applied in total or on a per share basis, (i) basic, diluted or adjusted earnings per share, (ii) sales or revenue, (iii) EBITDA, or earnings before interest, taxes, depreciation and amortization, and other adjustments, (iv) basic or adjusted net income, (v) returns on equity, assets, capital, revenue or similar measure, (vi) economic value added, (vii) working capital, (viii) total stockholder return and (ix) cash flow, margin, product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units.

Each performance measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us, or such other standard applied by the administrator and, if so determined by the administrator, and in the case of a performance compensation award, to the extent permitted under Section 162(m) of the Code, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Unless otherwise provided in an agreement granting an award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards, rescind any exercise, payment or delivery pursuant to the award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award. Essentially the same recoupment rights are available to the Company with respect to awards that are granted, vested, or settled during certain periods affected by a participant’s fraud or misconduct, or a financial restatement, and the granting, vesting or payment of the award was predicated upon the achievement of the affected financial results.

As a condition to the issuance of shares of our common stock pursuant to awards, the Stock Incentive Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares of our common stock.

Finally, the Stock Incentive Plan authorizes the awarding of dividend equivalent rights (“Dividend Equivalent Rights”) to any eligible person. These rights may be independent of other awards, or attached to awards (other than stock options and SARs), and in all cases represent the participant’s right to collect any dividends that we declare and pay to our stockholders during the term of the dividend equivalent right. Unless an award agreement provides otherwise, the distributions attributable to dividend equivalent rights that are attached to other awards shall occur when shares of our common stock are issued to settle the underlying award.

Each Dividend Equivalent Right will represent the right to receive amounts based on the dividends declared on shares as of all dividend payment dates during the term of the Dividend Equivalent Right as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, a Dividend Equivalent Right shall expire upon termination of the participant’s continuous service, provided that a Dividend Equivalent Right that is granted as part of another award shall expire only when the award is settled or otherwise forfeited.

Dividend Equivalent Rights will be paid out (i) on the record date for dividends if the award occurs on a stand-alone basis, and (ii) on the vesting or later settlement date of another award if the Dividend Equivalent Right is granted as part of it, unless otherwise provided in an agreement. With respect to Dividend Equivalent Rights, payment of all amounts will be in shares, with cash paid in lieu of fractional shares, provided that the Compensation Committee may instead provide in an agreement for cash settlement of all or part of the Dividend Equivalent Rights.

The Compensation Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the agreement. The Compensation Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other awards. The Compensation Committee may also authorize, for any participant or group of participants, a program under which the payments with respect to Dividend Equivalent Rights may be deferred pursuant to certain terms and conditions.

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the administrator permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the administrator.

The administrator will equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the Stock Incentive Plan, but as to which no awards have yet been granted or that have been returned to the Stock Incentive Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of our common stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the administrator may (and shall if we are not the surviving entity or our shares are no longer outstanding) provide in substitution for any or all outstanding awards under the Stock Incentive Plan such alternative consideration, including securities of any surviving entity, as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the Stock Incentive Plan.

In addition, in the event of a change of control, as defined in the Stock Incentive Plan, subject to the terms of any award agreements, the administrator may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our stockholders or any participant with respect to his or her outstanding awards, except to the extent an award provides otherwise, take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of awards, so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of our common stock that otherwise would have been unvested and provide that our repurchase rights with respect to shares of our common stock issued upon exercise of an award shall lapse as to the shares of our common stock subject to such repurchase right; (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards; or (iv) terminate all or some of the awards upon consummation of the transaction, provided that all awards so terminated are vested in full immediately prior to the consummation of such transaction.

Notwithstanding the above, the Stock Incentive Plan provides that in the event a participant holding an award assumed or substituted by the successor corporation in a change of control is involuntarily terminated, as defined in the Stock Incentive Plan, by the successor corporation in connection with, or within 12 months following, the change of control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested, and exercisable in full in the case of options and SARs, and any repurchase right applicable to any shares of our common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination. Finally, if we dissolve or liquidate, all awards will immediately terminate, subject to the ability of our Board to exercise any discretion that the Board may exercise in the case of a change of control.

The Stock Incentive Plan currently terminates on July 14, 2018, unless terminated prior to such date by the Board. Upon approval of the Plan Amendment, the Stock Incentive Plan will terminate on May 11, 2025. Our Board may from time to time, amend, alter, suspend, discontinue, or terminate the Stock Incentive Plan; provided that no amendment, suspension, or termination of the Stock Incentive Plan shall materially and adversely affect awards already granted unless it is required by applicable law, relates to an adjustment pursuant to certain change of control transactions or it is otherwise mutually agreed between the participant and the administrator.

The following is a brief summary of certain tax consequences of certain transactions under the Stock Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences

Under the Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Section 162(m) of the Code). For participants, the expected U.S. federal income tax consequences of awards are as follows:

Non-ISOs. A participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the participant receives when the award vests. The same tax consequences apply to performance awards.

Unrestricted Shares. A participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the Code in certain circumstances.

Income Taxes and Deferred Compensation. The Stock Incentive Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes. Nevertheless, the Stock Incentive Plan authorizes the Compensation Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the participant, with the Compensation Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of awards under the Stock Incentive Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the Stock Incentive Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

The Board recommends a vote FOR the approval of the Plan Amendment.

PROPOSAL 3:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

In accordance with its charter, the audit committee of the Board (the “Audit Committee”) has selected KPMG LLP, independent registered public accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2015. The Audit Committee is asking the stockholders to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2015.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the stockholders’ best interests.  The Audit Committee has approved all services provided by KPMG LLP. A member of KPMG LLP will be present at the meeting with the opportunity to make a statement and respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

Audit Fees

Fees for audit services totaled approximately $1.2 million and $810,000 in 2014 and 2013, respectively. Audit fees principally include fees relating to audits of the Company’s 2014 and 2013 fiscal years and audits performed in connection with acquisitions.

Audit-Related Fees

The Company did not pay its principal accountant any audit-related services fees in 2014 and 2013.

Tax Fees

Fees for tax services totaled approximately $71,000 in 2014 and $110,000 in 2013.

All Other Fees

The Company did not pay its principal accountant any other fees in 2014 and 2013.

The Audit Committee pre-approves all services for which the principal accountant is engaged.

We have been advised by KPMG LLP that neither the firm, nor any member firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as independent registered public accountants for the Company for the fiscal year ending December 31, 2015.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Independence

Our Board consists of seven (7) members, a majority of whom are independent under the rules of the New York Stock Exchange. Pursuant to the corporate governance listing standards of the New York Stock Exchange, a director employed by us cannot be deemed to be an “independent director,” and each other director will qualify as “independent” only if our Board affirmatively determines that he has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

Our Board has affirmatively determined that each of Drs. Bach and Zenoff, and Messrs. Graham, Presby and Shutzer is “independent” in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual. The independent directors hold executive sessions on a regular basis. In accordance with the Company’s corporate governance guidelines, the independent directors may select one independent director to preside over all executive sessions in a given year. In 2014, the independent directors selected the chair of the CGN Committee, Dr. Zenoff, to preside over all executive sessions, which were held at least quarterly. All of the members of the Board’s Audit Committee, Compensation Committee and CGN Committee are independent as defined under the rules of the New York Stock Exchange. Further, all of the independent directors have the opportunity to comment upon Board meeting agendas and to raise items for further discussion at Board meetings. Based on the foregoing factors, the Board has not designated one independent director as its lead independent director.

Messrs. Perlman, Price, Presby and Shutzer have invested in unrelated businesses together in the past and may, as may other directors, make other investments together in the future.

Meetings of the Board and Attendance at the Annual Meeting of Stockholders

During 2014, there were thirteen (13) meetings of the Board. Each incumbent director attended more than 75% of the aggregate of all meetings of the Board and of any committees on which he served.

The Board does not have a policy requiring director attendance at the annual stockholders meeting. However, directors are encouraged to attend either in person or by teleconference. All of the directors attended the 2014 Annual Meeting of Stockholders held on June 5, 2014.

Director Compensation

The following table presents information relating to total compensation of the directors for the fiscal year ended December 31, 2014. Information with respect to the compensation of Messrs. Perlman and Price is included below in the “Summary Compensation Table,” as neither received separate compensation for his service as a director in 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Peter B. Bach	57,500	110,000	—	—	—	—	167,500
Peter M. Graham	57,500	110,000	—	—	—	—	167,500
J. Thomas Presby	60,000	115,000	—	—	—	—	175,000
William A. Shutzer	57,500	110,000	—	—	—	—	167,500
David B. Zenoff	57,500	110,000	—	—	—	—	167,500

(1)

This column reports the estimated aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (ASC Topic 718). A discussion of the assumptions used in calculating the award values may be found in Note 2 to our consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2014. These awards vest in full on July 30, 2015, or upon a Change in Control, as defined in the Stock Incentive Plan.

Our non-employee director compensation program is summarized as follows:

Changes to Director Compensation. Effective as of July 1, 2014, the value of each non-employee director’s total annual base compensation was increased by $20,000, representing the first increases to director compensation since 2012 in order to reflect the additional work required by the growth and expansion of our business. Each non-employee director’s base cash retainer was increased by $7,000, from $48,000 to $55,000, and the value of each director’s annual base restricted stock grant was increased by $13,000, from $92,000 to $105,000.

Cash Compensation. Each non-employee director receives a $55,000 annual cash retainer. The chair of the Audit Committee receives an additional annual cash retainer of $5,000 and the chairs of the Compensation Committee, CGN Committee and quality oversight committee of the Board (the “Quality Oversight Committee”) each receive an additional annual cash retainer of $2,500. In addition, each non-employee director who serves on three or more committee receives an additional annual cash retainer of $2,500. Cash fees are paid quarterly in arrears to the non-employee directors who were serving as directors at the end of the quarter.

Restricted Stock. Each non-employee director receives an annual restricted stock grant pursuant to the Stock Incentive Plan with a value as of each grant date equal to approximately $105,000. Further, the chair of the Audit Committee receives an additional annual restricted stock grant with a value as of each grant date equal to approximately $10,000 and the chairs of the Compensation Committee, CGN Committee and Quality Oversight Committee each receives an additional annual restricted stock grant with a value as of each grant date equal to approximately $5,000. In addition, each non-employee director who serves on three or more committees receives an additional annual restricted stock grant with a value as of each grant date equal to approximately $5,000. Accordingly, on July 30, 2014, each of the following current non-employee directors was granted the number of shares of restricted stock pursuant to the Stock Incentive Plan set forth below. Such restricted stock awards shall vest in full on July 30, 2015, or upon a Change in Control, as defined in the Stock Incentive Plan.

		Number of	Grant
		Restricted	Date
Name	Grant Date	Shares	Value ($)
Peter B. Bach	7/30/2014	3,077	110,000
Peter M. Graham	7/30/2014	3,077	110,000
J. Thomas Presby	7/30/2014	3,217	115,000
William A. Shutzer	7/30/2014	3,077	110,000
David B. Zenoff	7/30/2014	3,077	110,000

Expenses. We reimburse each non-employee director for ordinary and reasonable expenses incurred in attending Board and Board committee meetings and for certain continuing education memberships and events.

 Board Leadership Structure and Role in Risk Oversight

The Board determines what leadership structure it deems appropriate from time to time based on factors such as the experience of the Company’s Board members and executive officers, the current business environment of the Company and other relevant factors. After considering these factors, the Board has determined that the appropriate leadership structure for the Company at this time is a Board of Directors with an Executive Chairman (Mr. Perlman), and a Chief Executive Officer (Mr. Price) who also serves on the Company’s Board. The Board believes that the  longstanding working relationship between Messrs. Perlman and Price, together with their combined leadership and vision, has been instrumental in the Company’s growth and performance, and that accordingly, the current leadership structure is the best structure for the Company.  Furthermore, the Board recognizes that Messrs. Perlman and Price have successfully implemented this governance structure in their work with prior public companies.

In order to set a framework for its leadership structure and to assist the Board in the exercise of its responsibilities, the Board has adopted a set of corporate governance guidelines (the “Guidelines”), a copy of which is posted on the Company’s website at www.investorrelations.examworks.com (the “Website”). The Guidelines acknowledge the leadership exercised by the Board’s standing committees and their chairs and are intended to serve as a flexible framework within which the Board and these committees may conduct their business.  The CGN Committee is responsible for overseeing the Guidelines and annually reviews them and makes recommendations to the Board concerning corporate governance matters. The Board may amend, waive, suspend, or repeal any of the Guidelines at any time, with or without public notice, as it determines necessary or appropriate in the exercise of the Board’s judgment or fiduciary duties.

The Board has determined that management of the Company is responsible for the Company’s day-to-day risk management, while the Board serves in a risk management oversight role. Management’s approach to risk management includes systems of authorities and approval levels, internal control checks and balances, and periodic planning and assessment. Pursuant to policies and procedures that direct and encourage risk reporting and review, risks are identified, categorized and reported to management and/or designated Board committees for evaluation and review.

In performing its risk oversight function, the Board considers strategic and operational risks associated with the Company’s annual operating plan and other matters that may present material risks to the Company’s operations, plans, prospects or reputation. The Board also considers risks associated with acquisitions and other corporate transactions.

In addition, the Audit Committee, Compensation Committee, CGN Committee and Quality Oversight Committee assist the Board in fulfilling its risk oversight function. The Audit Committee considers risks associated with the financial reporting and disclosure process, information technology and systems risks, and material operational risks identified by management. Further, based upon information brought to its attention by management, the Company’s auditors and external advisors, the Audit Committee evaluates the adequacy of the Company’s risk management processes and systems and determines whether it believes that such processes and systems are reasonably designed to respond to and mitigate the risks faced by the Company. Throughout the year, the Audit Committee receives periodic reports from management and the Company’s auditors and advisors identifying and explaining key areas of risk applicable to the Company and an explanation of the policies and procedures in place to monitor and access those risks. Finally, the Audit Committee and full Board consider risk-related matters on an on-going basis in connection with deliberations regarding specific transactions and issues.

The Compensation Committee considers risks associated with the Company’s compensation policies and practices, including risks associated with the Stock Incentive Plan. In addition, both the Compensation Committee and the CGN Committee consider risks associated with management and development.

The Quality Oversight Committee considers risks associated with the quality of the Company’s services and its medical panel.

The Board committees provide periodic reports to the Board on their areas of risk so that the Board is informed of the Company’s risk profile.

Board Committees

The Board has established the Audit Committee, the Compensation Committee, the CGN Committee, the Quality Oversight Committee and an acquisition committee (the “Acquisition Committee”). The Board may also establish such other committees as it deems appropriate, in accordance with applicable laws and regulations and the Company’s amended and restated certificate of incorporation and second amended and restated bylaws (the “Bylaws”).

Audit Committee

We have a separately-designated standing Audit Committee of our Board established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. Our Audit Committee consists of Messrs. Presby (Chairman), Shutzer and Graham, all three of whom are “independent” as defined under, and required by, the SEC rules and the listing standards for the New York Stock Exchange. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for financial literacy under the current requirements of the New York Stock Exchange. Our Board has determined that Mr. Presby is an “audit committee financial expert,” as that term is defined by the SEC. Mr. Presby’s qualification to serve as an “audit committee financial expert” includes his extensive experience at the highest levels of finance and accounting, having served for three decades as a partner, and in positions of senior management (including Chief Operating Officer), at one of the world’s largest accounting firms. In addition, Mr. Presby serves a number of other leading public companies by chairing their audit committees.  The Audit Committee held nine (9) meetings in 2014. The Audit Committee has sole authority to retain the Company’s independent registered public accounting firm and reviews the scope of the Company’s annual audit and the services to be performed for the Company in connection therewith. The Audit Committee also formulates and reviews various Company policies, including those relating to accounting practices and the internal control structure of the Company, and the Company’s procedures for receiving and investigating reports of alleged violations of the Company’s policies and applicable regulations by the Company’s directors, officers and employees. The Audit Committee also reviews and approves any related party transactions. The Board has adopted a written Audit Committee charter which is available at the Company’s Website, or upon written request to the General Counsel and Secretary of the Company, Clare Arguedas, at 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305. See “Report of the Audit Committee.”

 Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Board has adopted a written Audit Committee charter that sets out the organization, purpose, duties and responsibilities of the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities with respect to the year ended December 31, 2014, the Audit Committee:

●

reviewed and discussed the audited consolidated financial statements of the Company set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management of the Company and KPMG LLP, the independent registered public accounting firm for the Company;

●	discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as modified and supplemented to date;

●

obtained a formal written statement from KPMG LLP delineating all relationships between the auditors and the Company consistent with the applicable requirements of the Public Company Accounting Oversight Board and discussed with the auditors all significant relationships the auditors have with the Company which may affect the auditors’ independence;

●

based on the review and discussions with management of the Company and KPMG LLP referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014; and

●	determined that it has otherwise fulfilled its responsibilities set forth in its charter.

Respectfully submitted,

AUDIT COMMITTEE
J. Thomas Presby, Chairman
Peter M. Graham
William A. Shutzer

Notwithstanding anything to the contrary which is or may be set forth in any of the Company’s filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act that might incorporate Company filings, including this Proxy Statement, in whole or in part, the preceding Report of the Audit Committee shall not be incorporated by reference into any such filings.

Compensation Committee

The Company’s Compensation Committee consists of three independent directors: Messrs. Shutzer and Graham and Dr. Bach. Mr. Shutzer is Chairman of the Compensation Committee. The Board has determined that each of the Compensation Committee members is independent based on the listing standards for the New York Stock Exchange. The Compensation Committee held six (6) meetings in 2014. The Compensation Committee assists the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the compensation and benefits of executive officers and senior management, including cash compensation, incentive compensation, equity-based awards and other benefits and perquisites. The Compensation Committee also administers the Company’s benefit plans, including the Stock Incentive Plan.

The Compensation Committee also reviews, at least annually, the Company’s general compensation plans and other employee benefit plans, including incentive compensation and equity-based plans.  The Compensation Committee has the authority to retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary or appropriate, including compensation consultants to advise the Compensation Committee with respect to amounts or forms of executive and director compensation. In engaging any such compensation consultant, the Compensation Committee considers whether a conflict of interest would be raised by such compensation consultant and how that conflict would be addressed, as applicable. The Compensation Committee did not engage any compensation consultant in 2014.

Each member of the Compensation Committee is a “nonemployee” director, as such term is defined in Rule 16b-3 promulgated pursuant to the Exchange Act, and are also “outside” directors, as such term is defined in the regulations promulgated pursuant to Section 162(m) of the Code. The Compensation Committee charter is available at the Company’s Website or upon written request to the General Counsel and Secretary of the Company, Clare Arguedas, at 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305. For information regarding the Company’s 2014 executive compensation, see “Compensation Discussion and Analysis.”

Corporate Governance and Nominating Committee

The CGN Committee consists of two independent directors: Dr. Zenoff and Mr. Graham. Dr. Zenoff serves as Chairman of the CGN Committee. The Board has determined that each of the CGN Committee members is independent based on the listing standards for the New York Stock Exchange. The CGN Committee held four (4) meetings in 2014. The CGN Committee has the responsibility to identify individuals qualified to serve as directors and on committees of the Board, select or recommend that the Board select director nominees for the next annual meeting, determine the Board composition, procedures and committees, monitor the effectiveness of the Board and committees, develop and recommend corporate governance guidelines, and oversee evaluations of the Board and the Company’s senior management.

The Board has delegated to the CGN Committee the responsibility for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills, expertise and experience needed on the Board, the independence, expertise, experience, skills and performance of the current membership of the Board, and the willingness of Board members whose terms are expiring to be re-nominated, the CGN Committee recommends to the Board whether those directors should be re-nominated.

In preparation for the Company’s annual meeting of stockholders and at such other times as appropriate, the CGN Committee considers whether the Board would benefit from adding one or more additional Board members, and if so, the skills, expertise and experience sought. If the Board were to determine that a new member or members would be beneficial, the CGN Committee would set the qualifications for the position(s) and conduct searches to identify qualified candidates.  The CGN Committee (or its Chairman) would then screen the available information about the potential candidates. Based on the results of the initial screening, interviews with the viable candidates would be scheduled with CGN Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the CGN Committee may recommend to the Board the election or nomination of a candidate. All potential candidates, regardless of whether they are developed through an executive search firm or otherwise, are reviewed and evaluated using the same process.

The CGN Committee has no set minimum criteria for selecting Board nominees, although its preference is that a substantial majority of all non-executive directors possess the following qualifications: independence in accordance with the listing standards established for companies listed on the New York Stock Exchange; significant leadership experience and/or expertise at the corporate level in substantial and successful organizations; relevant, but non-competitive, business experience; the ability and commitment to devote the time required to fully participate in Board and committee activities; strong communication and analytical skills; and a personality that indicates an ability to work effectively with the other members of the Board and management. In evaluating candidates for the Board, the CGN Committee seeks to maintain a balance of diverse business experience, education, skills and other individual qualities and attributes in order to enhance the quality of the Board’s deliberations and decision-making processes. In any given search, the CGN Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board with the perceived needs of the Company. The CGN Committee does not have a formal policy with respect to diversity; however, the Board and the CGN Committee believe it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the CGN Committee considers the entirety of each candidate’s credentials in the context of these standards. Further, the CGN Committee may, but is not required to, utilize third-party firms to assist in the identification and/or screening of prospective candidates.

The CGN Committee will also consider nominating for service on the Company’s Board candidates recommended by stockholders. Such recommendations will only be considered by the CGN Committee if they are submitted to the CGN Committee in accordance with the requirements of the Bylaws and accompanied by all the information that is required to be disclosed in connection with the solicitation of proxies for election of director nominees pursuant to Regulation 14A under the Exchange Act, including the candidate’s written consent to serve as director, if nominated and elected. To be considered by the CGN Committee, stockholder recommendations for director nominees to be elected at the 2016 Annual Meeting of Stockholders, together with the requisite consent to serve and proxy disclosure information in written form, must be received by the Company’s General Counsel and Secretary, Clare Arguedas, at the offices of the Company, 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305, no earlier than February 11, 2016, and no later than March 13, 2016, except under certain circumstances specified below in “Proposals by Holders of Common Stock.”

As of March 25, 2015, the Company had not received any stockholder recommendations of director candidates for election at the 2015 Annual Meeting.

The CGN Committee’s charter is available at the Company’s Website or upon written request to the General Counsel and Secretary of the Company, Clare Arguedas, at 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305.

Quality Oversight Committee

The Quality Oversight Committee consists of Dr. Bach. The Quality Oversight Committee is responsible for assisting the Board in overseeing the Company’s policies, procedures and activities that support and enhance the quality of services provided by the Company.  The Quality Oversight Committee oversees the Company’s adoption and implementation of policies and initiatives designed to provide quality services; reviews with management decisions, issues and policies regarding quality, network development and/or medical compliance; and provides oversight to those quality committees run by the Company’s management.

Acquisition Committee

The Acquisition Committee consists of Messrs. Perlman, Price and Presby. The Acquisition Committee has the responsibility of assisting management and the Board with the identification of acquisition opportunities, reviewing acquisition strategies, and providing guidance to management and the Board regarding the Company’s acquisitions.  The Acquisition Committee is also authorized to approve acquisitions up to an individual purchase price of $20 million per acquisition in cash, stock or a combination thereof. Acquisitions with a purchase price in excess of this limit must be approved by the full Board.

Communications to the Board

In addition to recommendations for director nominees, the Board welcomes hearing from stockholders and other interested parties regarding the Company and its management, performance and prospects. To facilitate complete and accurate transmittal of communications to the directors, the Company requests that all such communication to the Board or any of its members be made in accordance with its Process for Communications with the Board of Directors policy, a copy of which is posted on the Company’s Website.  In accordance with this policy, communications may be made in writing and addressed to the Company’s General Counsel and Secretary, Clare Arguedas, at ExamWorks Group, Inc., 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305. Each communication must set forth the name and address of the person on whose behalf the communication is sent.  Communications determined by the General Counsel to be appropriate for presentation will be submitted to the full Board, independent directors as a group, or the applicable individual director. Any communications that concern complaints regarding accounting, internal controls or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers (“NEOs”), and is intended to place in perspective the data presented in the tables and narrative that follow. Based on applicable SEC rules, the following were our NEOs for 2014. For the biographical information of our NEOs, see “Executive Officers.”

●	Richard E. Perlman, Executive Chairman

●	James K. Price, Chief Executive Officer

●	J. Miguel Fernandez de Castro, Senior Executive Vice President, Chief Financial Officer and Treasurer

●	Wesley J. Campbell, President

●	Kevin J. Kozlowski, Chief Information Officer

●	Crystal B. Patmore, Executive Vice President

Our Compensation Committee, which is currently composed of Mr. Shutzer (Chairman), Dr. Bach and Mr. Graham, administers and oversees all elements of our executive compensation program, including its function and design. The Compensation Committee evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for superior executive talent. As part of this process, the Compensation Committee considers the competitiveness of the elements of the compensation packages we offer to our executives, as well as their total compensation packages.

Executive Summary

Overview

We seek to provide compensation packages for executives reasonably sufficient to attract and retain talented, experienced, energetic, and entrepreneurial-minded individuals for our key management positions. We balance offering compensation consistent with the executive marketplace and common sense affordability for a company of our size, revenues, market position and growth opportunities. In order to align the interests of our employees with the interests of our stockholders, we follow a compensation strategy that includes meaningful equity and performance components, the ultimate value of which depends on our financial results and the market value for our stock. Accordingly, our philosophy is to provide reasonably competitive salaries, base equity grants and potential equity bonuses based on the Company’s achievement of performance targets.

On December 16, 2013, our Compensation Committee approved fiscal year 2014 compensation packages for the NEOs in connection with its review of the Company’s compensation policies and practices in 2013. Upon review of the 2013 executive compensation packages in December 2013, the Compensation Committee determined that the 2014 executive compensation packages for NEOs should remain unchanged from and retain the key components of the 2013 compensation packages. Consistent with its policy of aligning the interests of the Company’s employees with the interests of its stockholders, the Compensation Committee again adopted a compensation structure with meaningful equity and performance components, the ultimate value of which depends on our financial results and the market value of the Company’s stock. The executive compensation plan includes the following key components:

Compensation Component	Objectives	Key Features
Base Salary	Provide cash compensation that is not at risk so as to provide a stable source of income and financial security.	Designed to retain key executives by being competitive; not the primary means of recognizing performance.

Annual Base Equity Awards	Align management interests with those of stockholders; retain executives.

Equity awards are granted under the Company’s Stock Incentive Plan on an annual basis. Awards typically vest in one-third annual increments beginning within ninety (90) days following the first anniversary of the grant date.

Performance-Based Equity Awards	Motivate and reward achievement of annual targets set by the Compensation Committee based on company performance; align management interests with those of stockholders; retain executives.

Performance-based equity awards are granted under the Stock Incentive Plan upon achievement of Company financial goals. If financial goals are met, awards typically vest one-half in June of the year of the grant or issuance date and one-half in June of the next year. In case performance targets are not met, the Compensation Committee also retains the right to award discretionary awards for unanticipated, unusual or extraordinary circumstances or performance.

Following consultation and discussion, our Compensation Committee approved fiscal year 2014 compensation packages for our NEOs and other executive officers that included these key components.

Consideration of the Company’s Non-Binding Stockholder Vote on Executive Compensation

Our most recent non-binding, advisory vote on the compensation of our NEO’s was held on June 5, 2014, at our 2014 Annual Meeting of Stockholders. Such vote was advisory only, and therefore, not binding on the Company, the Compensation Committee or our Board.  The overwhelming majority of the votes cast voted “FOR” the compensation of the executive officers as disclosed in the “Compensation Discussion and Analysis” section of the Proxy Statement for the 2014 Annual Meeting, along with the compensation tables and narrative discussion in that Proxy Statement (the “2014 Say Pay Vote”).  The Compensation Committee believes the 2014 pay packages were, and the current executive compensation packages are, consistent with the overall principles of past compensation as overwhelmingly approved by our stockholders.

      At our 2011 Annual Meeting of Stockholders, the stockholders also determined, by non-binding vote, that the advisory vote on the compensation paid to the NEOs should occur every three years. In accordance with the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory vote on executive compensation every three years. The Compensation Committee will continue to consider stockholder sentiments, including the 2014 Say on Pay Vote, when making future decisions regarding the structure and implementation of the Company’s executive compensation program.

Discussion and Analysis

Compensation Decision-Making Process

The Compensation Committee makes all final decisions over total direct compensation for NEOs and other members of senior management, which involves decisions regarding base salary, annual base equity awards and performance-based equity awards. The Compensation Committee considers input from various sources, including senior management and the other members of the Board, in making compensation decisions. Pursuant to its charter, Compensation Committee also has the authority to directly engage compensation consultants and other advisors to provide recommendations on matters of executive compensation. In 2011, the Compensation Committee engaged Strategic Apex, LLC as an independent compensation consultant to assist the Compensation Committee with a comprehensive review of the Company’s compensation plan for its NEOs, from which executive compensation packages for 2012 were ultimately determined. In December 2012, the Compensation Committee engaged in a review of the 2012 executive compensation packages and, following such review, determined that 2013 executive compensation packages should continue to reflect the three key components of the executive compensation program and accordingly, should retain substantially the same structure as the 2012 packages. In December 2013, the Compensation Committee engaged in a review of the 2013 executive compensation packages and, following such review, again determined that the 2014 executive compensation packages should remain unchanged from the 2013 packages.

The Compensation Committee generally reviews executive performance and compensation packages on an annual basis to determine whether adjustments may be advisable. As set forth in “Recent Developments” below, in January 2015, the Compensation Committee approved 2015 compensation packages for its NEOs, which retain the same structure as the 2014 compensation packages.

Elements of Executive Compensation

Overview

In 2014, for each NEO, total annual compensation again consisted of the following: a base salary (the “2014 Base Salary”), a base issuance of restricted shares (the “2014 Base Restricted Shares”) with a value equal to 75% of 2014 Base Salary, and a restricted share bonus (the “2014 Restricted Share Bonus”), which, at 2014 Target performance (as discussed below), was to be a value equal to 75% of 2014 Base Salary.

Base Salary

The Compensation Committee approves base salaries for NEOs and other executive officers as one part of a competitive total compensation program to attract and retain them. Base salaries are determined based on several factors, including competitive market compensation levels for comparable positions at similarly-situated public companies, as well as consideration of the executive officers’ responsibilities. The 2014 Base Salary levels for the NEOs remained unchanged from 2013 base salaries, and were as follows:

NEO	2014 Base Salary
Richard E. Perlman, Executive Chairman	$750,000
James K. Price, Chief Executive Officer	$750,000
Wesley J. Campbell, President	$400,000
J. Miguel Fernandez de Castro, Chief Financial Officer, Senior Executive Vice President, and Treasurer	$375,000
Kevin J. Kozlowski, Chief Information Officer	$300,000
Crystal Patmore, Executive Vice President	$250,000

Annual Base Equity Awards

We view equity incentives as an integral part of the Company’s culture in promoting equity ownership by senior executives and as a means of closely aligning management interests with stockholders’ interests and incentivizing growth. In addition, vesting of equity incentives over a continued period of employment can assist in our efforts to retain qualified executive personnel. Accordingly, the Compensation Committee approves base grants of equity awards under the Company’s Stock Incentive Plan on an annual basis for NEOs as a key component of the total compensation program.

For the 2014 executive compensation packages, the Compensation Committee approved base equity awards in the form of restricted shares granted under the Stock Incentive Plan, valued at 75% of each NEO’s 2014 Base Salary. The restricted shares issued as part of the 2014 compensation packages were issued on January 3, 2014, with the number of restricted shares issued determined using the closing price of the Company’s stock on the last business day before the date of issuance, and vest in one-third increments on each of March 4, 2015, March 4, 2016 and March 4, 2017. The 2014 Base Restricted Shares issued to the NEOs were as follows:

NEO	2014 Base Restricted Shares Issued	2014 Base Restricted Shares Issued, as Percentage of 2014 Base Salary

Richard E. Perlman, Executive Chairman	18,660	75%
James K. Price, Chief Executive Officer	18,660	75%
Wesley J. Campbell, President	9,950	75%
J. Miguel Fernandez de Castro, Chief Financial Officer, Senior Executive Vice President, and Treasurer	9,330	75%
Kevin J. Kozlowski, Chief Information Officer	7,470	75%
Crystal Patmore, Executive Vice President	6,220	75%

Performance-Based Equity Awards

As the third key component of our executive compensation program, we view performance-based equity awards as incentives to motivate NEOs to achieve annual performance-based targets. These annual incentive awards are primarily formula-driven, with payments based on the degree of achievement of an annual Company performance target set by the Compensation Committee under the plan. Although these awards are contingent upon the degree to which the performance target is achieved, the Compensation Committee has the right to award discretionary bonuses to account for unusual or extraordinary circumstances or performance.

The 2014 Restricted Share Bonus amounts varied depending on the Company’s percentage achievement of a 2014 fiscal year adjusted EBITDA performance target (the “2014 Target”) set by the Compensation Committee. No Restricted Share Bonuses were to be awarded if the Company’s adjusted EBITDA performance were at or less than 93% of the 2014 Target. Upon achievement of 100% of the 2014 Target, each NEO would receive a grant of restricted shares at 75% of his or her 2014 Base Salary. The maximum Restricted Share Bonuses achievable were to be awarded if the Company’s adjusted EBITDA performance were at least 107% of the 2014 Target, upon which each NEO would receive a grant of restricted shares at 150% of his or her 2014 Base Salary (or two times the Restricted Share Bonus awarded at 100% of the 2014 Target). The Compensation Committee reserved the right to pay discretionary bonuses for fiscal year 2014 to account for unanticipated, unusual or extraordinary circumstances or performance.

For 2014, the Company’s adjusted EBITDA performance exceeded 100% of the 2014 Target and was less than 107% of the 2014 Target. The Company does not publicly-disclose its adjusted EBITDA performance targets, as the information is confidential and could cause competitive harm to the Company. The total 2014 Restricted Share Bonus payments were as follows, as determined using the closing price of the Company’s stock on March 5, 2015. The restricted shares vest 50% on June 1, 2015 and 50% on June 1, 2016.

NEO	2014 Restricted Share Bonus Shares Issued	Value of 2014 Restricted Bonus Shares Issued, as Percentage of 2014 Base Salary

Richard E. Perlman, Executive Chairman	23,111	122%
James K. Price, Chief Executive Officer	23,111	122%
Wesley J. Campbell, President	12,326	122%
J. Miguel Fernandez de Castro, Chief Financial Officer, Senior Executive Vice President, and Treasurer	11,556	122%
Kevin J. Kozlowski, Chief Information Officer	9,244	122%
Crystal Patmore, Executive Vice President	7,704	122%

Perquisites

Other payments or benefits in the form of perquisites are not a significant component of executive compensation. Executives enjoy the same insurance coverages as other employees. Our general policies applicable to all employees govern paid vacation and other time off.

Employment and Separation Agreements

Other than the standard confidentiality and non-disclosure agreement that we enter into with all of our employees, none of the NEOs is party to an employment agreement with the Company.

Impact of Accounting and Tax Considerations

We maintain awareness of the accounting and tax implications of Sections 162(m) and 409A of the Code. Section 162(m) limits the Company’s deduction of certain non-performance based compensation paid to executive officers in excess of $1 million per year. The Board and the Compensation Committee regularly consider the impact of Section 162(m) of the Code, regarding the deductibility of compensation to certain executive officers in excess of $1,000,000, but have not yet established a policy for determining which forms of incentive compensation awarded to our executive officers will be designed to qualify as “performance-based compensation.” To maintain flexibility in compensating our executive officers in a manner designed to promote our goals, the Compensation Committee has not adopted a policy that allows all executive compensation to be deductible. The Compensation Committee and the Board will continue to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and may, in the future, consider qualifying our equity compensation plans and/or bonus plans so that compensation payable under those arrangements is fully deductible under Section 162(m).

Base salary and bonuses are expensed by the Company when the services are rendered (base bonuses are expensed ratably and incentive bonuses are expensed when attainment of financial or operational goals is determinable).

Recent Developments

On January 2, 2015, the Compensation Committee approved fiscal year 2015 compensation packages for its NEOs. The 2015 compensation packages again include equity and performance components, the ultimate value of which will depend on the Company’s financial results and the market value of its stock. Consistent with its policy of aligning the interests of the Company’s employees with the interests of its stockholders, the Compensation Committee will continue to review the form, structure and amounts of the Company’s executive compensation packages to ensure that they reflect the growth and strategic objectives of the Company.

For each NEO, total annual compensation again consists of the following components: a base salary (the “2015 Base Salary”), a base issuance of restricted shares (the “2015 Base Restricted Shares”) with a value equal to 75% of Base Salary, and a restricted share bonus (the “2015 Restricted Share Bonus”), which at 2015 Target performance (as discussed below), will be issued at a value equal to 75% of 2015 Base Salary.

The Base Salary for each NEO was increased to the level set forth in the table below. The Compensation Committee approved the increased Base Salaries for NEOs as one part of a total compensation program to attract and retain them, and took into account, among other things, the fact that the Compensation Committee had not raised base salaries during the past two years for Messrs. Perlman and Price and during the past three years for the other NEOs, and during both time periods the Company experienced significant growth and expansion.

The 2015 Base Restricted Shares were issued on January 2, 2015, with a value equal to $40.92 per share, being the fair market value of the underlying shares on the date of issuance, and will vest in one-third increments, with first vesting occurring on March 4, 2016, the second on March 4, 2017, and the third on March 4, 2018.

Any 2015 Restricted Share Bonuses will be awarded in early 2016 based upon the Company’s adjusted EBITDA performance during the 2015 fiscal year. The 2015 Restricted Share Bonuses will vary depending on the Company’s percentage achievement of the 2015 fiscal year adjusted EBITDA performance target (the “2015 Target”) set by the Compensation Committee. No 2015 Restricted Share Bonuses will be awarded if the Company’s adjusted EBITDA performance is at or less than 93% of the 2015 Target, and the maximum 2015 Restricted Share Bonuses achievable equals two times the 2015 Restricted Share Bonus awarded at 100% of the 2015 Target, which will be paid if the adjusted EBITDA performance is at least 107% of the 2015 Target. The Compensation Committee believes that the 2015 Target is appropriately challenging to achieve and yet provides appropriate incentive for performance since performance at 100% of 2015 Target requires a meaningful increase to adjusted EBITDA performance compared to fiscal year 2014 performance. If awarded, the 2015 Restricted Share Bonuses will vest 50% on June 1, 2016 and 50% on June 1, 2017.

The 2015 Base Restricted Shares were, and 2015 Restricted Share Bonuses will be, issued under and subject to the terms of the Stock Incentive Plan. In addition, the Compensation Committee reserved the right to pay discretionary bonuses for fiscal year 2015 to account for unanticipated, unusual or extraordinary circumstances or performance.

For 2015, a summary of NEO compensation is as follows:

NEO	2015 Base Salary	2015 Base Restricted Shares Issued	2015 Restricted Share Bonus Target Value*
Richard E. Perlman, Executive Chairman	$937,500	75% of Base Salary	75% of Base Salary

James K. Price, Chief Executive Officer	$937,500	75% of Base Salary	75% of Base Salary

Wesley J. Campbell, President	$500,000	75% of Base Salary	75% of Base Salary

J. Miguel Fernandez de Castro, Chief Financial Officer, Senior Executive Vice President, and Treasurer	$468,750	75% of Base Salary	75% of Base Salary

Kevin J. Kozlowski, Chief Information Officer	$375,000	75% of Base Salary	75% of Base Salary

Crystal Patmore, Executive Vice President	$312,500	75% of Base Salary	75% of Base Salary

* Assumes adjusted EBITDA performance at 100% of 2015 Target. 2015 Restricted Share Bonus Target Value will decrease or increase based on performance within the predetermined range as discussed above.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

COMPENSATION COMMITTEE
William A. Shutzer, Chairman
Peter B. Bach, M.D., MAPP
Peter M. Graham

Notwithstanding anything to the contrary which is or may be set forth in any of the Company’s filings under the Securities Act or the Exchange Act that might incorporate Company filings, including this Proxy Statement, in whole or in part, the preceding Report of the Compensation Committee shall not be incorporated by reference into any such filings.

Code of Business Conduct and Ethics

We have adopted a code of ethics (as defined in Item 406 of the SEC’s Regulation S-K) that applies to all directors, officers and employees of the Company, including our chief executive officer and senior financial officers.  A copy our Code of Business Conduct and Ethics is available on our Website. We intend to disclose future substantive amendments to our code of ethics, or certain waivers of such provisions, at the same location on our Website and also in public filings.

EXECUTIVE COMPENSATION

2014 Summary Compensation Table

The following table sets forth summary information concerning certain compensation awarded to, paid to, or earned by, our NEOs for all services rendered to us for the fiscal years ended December 31, 2012, 2013 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Total ($)
Richard E. Perlman	2014	750,000	—	—	1,480,000	2,230,000
Executive Chairman	2013	750,000	—	—	1,125,000	1,875,000
	2012	500,000	—	1,002,510	—	1,502,510

James K. Price	2014	750,000	—	—	1,480,000	2,230,000
Chief Executive Officer	2013	750,000	—	—	1,125,000	1,875,000
	2012	500,000	—	1,002,510	—	1,502,510

J. Miguel Fernandez de Castro	2014	375,000	—	—	740,050	1,115,050
Senior Executive Vice President,	2013	375,000	—	—	562,500	937,500
CFO and Treasurer	2012	375,000	—	282,141	—	657,141

Wesley J. Campbell	2014	400,000	—	—	789,300	1,189,300
President	2013	400,000	—	—	600,000	1,000,000
	2012	400,000	—	300,753	—	700,753

Kevin J. Kozlowski	2014	300,000	—	—	592,000	892,000
Chief Information Officer	2013	300,000	—	—	400,000	700,000
	2012	300,000	—	225,459	—	525,459

Crystal B. Patmore	2014	250,000	—	—	493,300	743,300
Executive Vice	2013	250,000	—	—	375,000	625,000
President	2012	250,000	—	187,812	—	437,812

(1)

This column reports the estimated aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (ASC Topic 718). A discussion of the assumptions used in calculating the award values may be found in Note 2 to our consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2014. Options granted in 2012 to all NEOs are exercisable in one-third annual increments beginning one year from the grant date. See “Outstanding Equity Awards at Fiscal Year End 2013.”

(2)

This column reports the estimated aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (ASC Topic 718). A discussion of the assumptions used in calculating the award values may be found in Note 2 to our consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2014. Of the total dollar amounts reported in this column related to the 2014 year, one-half relates to shares of restricted stock granted in 2014 to the NEOs, which vest in one-third increments on each of March 4, 2015, March 4, 2016 and March 4, 2017. The remaining half relates to shares of restricted stock issued to our NEOs in March 2015 based upon the Company’s 2014 adjusted EBITDA performance, of which one-half will vest on June 1, 2015 and one-half will vest on June 1, 2016. Of the total dollar amounts reported in this column related to the 2013 year, one-half relates to shares of restricted stock granted in 2013 to the NEOs, which vest in one-third increments on each of March 4, 2014, March 4, 2015 and March 4, 2016. The remaining half relates to shares of restricted stock issued to our NEOs in February 2014 based upon the Company’s 2013 adjusted EBITDA performance, including an additional discretionary amount awarded by the Compensation Committee, of which one-half vested on June 1, 2014 and one-half will vest on June 1, 2015. See “Compensation Discussion and Analysis-Discussion and Analysis-Elements of Executive Compensation” for a detailed discussion of these restricted stock awards.

Compensation Risk Assessment

As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may increase the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The Compensation Committee believes that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the various components of the Company’s overall compensation program, taken as a whole, do not encourage excessive risk taking. The Compensation Committee believes that the risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Grants of Plan-Based Awards in 2014

The following table sets forth information regarding equity awards made to our NEOs during the fiscal year ended December 31, 2014.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	Grant Date Fair Value of Stock Awards ($) (2)
Richard E. Perlman	1/3/2014	18,660	562,500
	3/5/2015	23,111	917,500
James K. Price	1/3/2014	18,660	562,500
	3/5/2015	23,111	917,500
J. Miguel Fernandez de Castro	1/3/2014	9,330	281,250
	3/5/2015	11,556	458,800
Wesley J. Campbell	1/3/2014	9,950	300,000
	3/5/2015	12,326	489,300
Kevin J. Kozlowski	1/3/2014	7,470	225,000
	3/5/2015	9,244	367,000
Crystal B. Patmore	1/3/2014	6,220	187,500
	3/5/2015	7,704	305,800

(1)

The shares of restricted stock granted January 3, 2014 vest in one-third increments on each of March 4, 2015, March 4, 2016 and March 4, 2017. The shares of restricted stock granted on March 5, 2015 consist of restricted stock issued to our NEOs as a bonus for 2014 performance. The shares of restricted stock granted on March 5, 2015 vest one-half on June 1, 2015 and one-half on June 1, 2016.

(2)

This column reports the estimated aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (ASC Topic 718). A discussion of the assumptions used in calculating the award values may be found in Note 2 to our consolidated financial statements included in our Form 10-K for the fiscal year ended December 31, 2014.

 Outstanding Equity Awards at Fiscal Year End 2014

The following table sets forth information regarding outstanding option awards and restricted stock awards held by our NEOs as of December 31, 2014. This table does not include the performance-based restricted stock awards granted to NEOs in March 2015.

		Option Awards(1)				Stock Awards (2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard E. Perlman	3/26/2010	514,110	—	6.63	3/26/2020	—	—
	1/4/2012	158,000	79,000	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	27,153	1,129,307
	1/3/2014	—	—	—	—	18,660	776,069
	2/26/2014	—	—	—	—	7,844	326,232
James K. Price	3/26/2010	514,110	—	6.63	3/26/2020	—	—
	1/4/2012	158,000	79,000	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	27,153	1,129,307
	1/3/2014	—	—	—	—	18,660	776,069
	2/26/2014	—	—	—	—	7,844	326,232
J. Miguel Fernandez de Castro	4/3/2009	93,210	—	2.8	4/3/2019	—	—
	2/15/2010	5,182	—	4.86	2/15/2020	—	—
	10/6/2010	102,822	—	11.67	10/6/2020	—	—
	1/4/2012	44,467	22,233	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	13,573	564,515
	1/3/2014	—	—	—	—	9,330	388,035
	2/26/2014	—	—	—	—	3,922	163,116
Wesley J. Campbell	10/6/2010	102,822	—	11.67	10/6/2020	—	—
	1/4/2012	22,310	23,700	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	14,480	602,223
	1/3/2014	—	—	—	—	9,950	413,821
	2/26/2014	—	—	—	—	4,183	173,971
Kevin J. Kozlowski	8/7/2008	27,276	—	2.8	8/7/2018	—	—
	8/14/2009	30,847	—	3.89	8/14/2019	—	—
	2/15/2010	2,591	—	4.86	2/15/2020	—	—
	10/6/2010	51,411	—	11.67	10/6/2020	—	—
	1/4/2012	35,533	17,767	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	10,860	451,667
	1/3/2014	—	—	—	—	7,470	310,677
	2/26/2014	—	—	—	—	3,137	130,468
Crystal B. Patmore	4/3/2009	50,031	—	2.8	4/3/2019	—	—
	2/15/2010	12,853	—	4.86	2/15/2020	—	—
	10/6/2010	51,411	—	11.67	10/6/2020	—	—
	1/4/2012	29,600	14,800	9.47	1/4/2022	—	—
	1/7/2013	—	—	—	—	9,047	376,251
	1/3/2014	—	—	—	—	6,220	258,690
	2/26/2014	—	—	—	—	2,614	108,716

(1)	The unexercisable options granted in 2012 which have not vested as of December 31, 2014, vested on January 4, 2015.

(2)

The restricted stock granted in January 2014 vests in one-third annual increments beginning March 4, 2015. The restricted stock granted in January 2013 vests in one-half annual increments beginning on March 4, 2015. The restricted stock granted in February 2014 vests on June 1, 2015.

Option Exercises and Stock Vested 2014

The following table sets forth information regarding options exercised and the shares of restricted stock that vested for our NEOs during the fiscal year ended December 31, 2014.

	Option Awards		Restricted Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized	Acquired on	Realized on
	Exercise	on Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
Richard E. Perlman	—	—	21,419	726,883
James K. Price	—	—	21,419	726,883
J. Miguel Fernandez de Castro	107,252	3,162,861	10,709	363,420
Wesley J. Campbell	121,086	3,390,447	11,423	387,654
Kevin J. Kozlowski	12,955	382,043	8,567	290,733
Crystal B. Patmore	39,938	1,177,772	7,137	242,200

Potential Payments upon Termination or Change of Control

None of the NEOs is entitled to receive any payments upon termination of employment, regardless of the reason thereof. All equity awards will vest upon a Change in Control, as defined in the Stock Incentive Plan. The table below sets forth the stock options that would vest (and the related exercise price) and the restricted stock that would vest as of December 31, 2014 following a change of control.

Name	Number of Stock Options That Will Vest	Option Exercise Price ($)	Value Realized on Vesting ($) (1)	Number of Restricted Stock Awards That Will Vest	Value Realized on Vesting ($) (1)	Total Value ($)
Richard E. Perlman	79,000	9.47	2,537,480	53,657	2,231,608	4,769,088
James K. Price	79,000	9.47	2,537,480	53,657	2,231,608	4,769,088
J. Miguel Fernandez de Castro	22,233	9.47	714,124	26,825	1,115,666	1,829,790
Wesley J. Campbell	23,700	9.47	761,244	28,613	1,190,015	1,951,259
Kevin J. Kozlowski	17,767	9.47	570,676	21,467	892,813	1,463,489
Crystal B. Patmore	14,800	9.47	475,376	17,881	743,657	1,219,033

(1)	Based on the closing price of the Company’s common stock on December 31, 2014 of $41.59.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of our Compensation Committee has ever been an officer or employee of ours. None of our executive officers serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

The members of our Compensation Committee do not have any interlocking relationships as defined under SEC regulations.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2014, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or persons or entities affiliated with them, had or will have a direct or indirect material interest.

RedRidge Finance Group

RedRidge Finance Group (“RedRidge”) provides us with financial due diligence services in connection with our acquisition program. P&P Investments, LLC, a company owned by Messrs. Perlman and Price is a minority owner and lender of RedRidge. In 2014, we paid RedRidge approximately $426,000 for acquisition diligence services rendered during 2014.

Compass Partners Lease

In June 2010, the Company entered into a lease agreement with Compass Partners, L.L.C. (“Compass”), an entity owned and controlled by Mr. Perlman, for corporate office space located at 655 Madison Avenue, 23rd Floor, New York, New York 10065. The lease ran from April 1, 2010 through November 15, 2014, and the Company paid Compass rental and related payments of $97,000 in 2014.  The lease terminated on November 15, 2014, and the Company no longer leases space from Compass.

OWNERSHIP OF DIRECTORS, PRINCIPAL STOCKHOLDERS

AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 16, 2015, subject to certain assumptions set forth in the footnotes, for:

●	each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

●	each of our current directors;

●	each of our named executive officers; and

●	all of our current directors and current executive officers as a group.

Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

The number of shares and percentages of beneficial ownership set forth below are based on 41,166,847 shares of common stock outstanding as of March 16, 2015.

Unless otherwise indicated, the address of each of the individuals and entities named in the table below under “NEOs and Directors” is ExamWorks Group, Inc., 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Shares
5% Stockholders
BlackRock, Inc. (2)	2,555,913	6.21%
Federated Investors, Inc. (3)	2,349,510	5.71%
Lord, Abbett & Co. LLC (4)	3,296,936	8.01%
The Vanguard Group, Inc. (5)	2,409,018	5.85%
Wasatch Advisors, Inc.(6)	2,173,357	5.28%

NEOs and Directors
Richard E. Perlman (7)	1,430,631	3.41%
James K. Price (8)	1,262,639	3.01%
Wesley Campbell (9)	197,841	*
J. Miguel Fernandez de Castro (10)	326,361	*
Kevin Kozlowski (11)	202,188	*
Crystal Patmore (12)	189,328	*
Peter B. Bach (13)	24,627	*
Peter M. Graham (14)	40,505	*
J. Thomas Presby (15)	117,345	*
William A. Shutzer (16)	689,078	1.67%
David B. Zenoff (17)	31,377	*
All directors and executive officers as a group (12 persons) (18)	4,576,278	10.53%

* Less than 1%.

(1)	This column lists all shares of common stock beneficially owned, including all shares of common stock that can be acquired through warrant or option exercises within 60 days of March 16, 2015.

(2)

Based on the Schedule 13G filed with the SEC on February 2, 2015, BlackRock, Inc., through certain of its subsidiaries, has sole voting power over 2,477,376 shares of common stock, shared voting power over 0 shares of common stock, sole dispositive power over 2,555,913 shares of common stock, and shared dispositive power over 0 shares of common stock. Relevant subsidiaries of BlackRock, Inc. that are persons described in Rule 13d-1(b) include: (i) BlackRock Advisors, LLC; (ii) BlackRock Asset Management Canada Limited; (iii) BlackRock Asset Management Ireland Limited; (iv) BlackRock Fund Advisors; (v) BlackRock Institutional Trust Company, N.A.; (vi) BlackRock Investment Management (Australia) Limited; (vii) BlackRock Investment Management (UK) Ltd; and (viii) BlackRock Investment Management, LLC. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10022.

(3)

Based on the most recently available amendment to Schedule 13G filed with the SEC on February 11, 2015.  Federated Investors, Inc. (“Federated”) is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own shares of common stock in ExamWorks (the “ExamWorks Securities”). The Investment Advisers are wholly-owned subsidiaries of FII Holdings, Inc., which is a wholly-owned subsidiary of Federated.  All of Federated’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”).  The Trustees joined in filing the Schedule 13G because of the collective voting control that they exercise over Federated. In accordance with Rule 13d-4 under the Exchange Act, as amended, Federated, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the ExamWorks Securities. Federated’s address is Federated Investors Tower, Pittsburgh, PA 15222-3779.

(4)

Based on the most recently available amendment to Schedule 13G filed with the SEC on February 13, 2015, Lord, Abbett & Co. LLC has sole voting power over 3,143,254 shares of common stock, shared voting power over 0 shares of common stock, sole dispositive power over 3,296,936 shares of common stock, and shared dispositive power over 0 shares of common stock. Lord, Abbett & Co. LLC’s address is 90 Hudson Street, Jersey City, NJ 07302.

(5)

Based on the most recently available amendment to Schedule 13G filed with the SEC on February 11, 2015, The Vanguard Group, Inc. has sole voting power over 44,487 shares of common stock, shared voting power over 0 shares of common stock, sole dispositive power over 2,367,131 shares of common stock, and shared dispositive power over 41,887 shares of common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 41,887 shares of common stock as a result of its serving as investment manager of collective trusts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 2,600 shares of common stock as a result of its serving as investment manager of Australian investment offerings. The Vanguard Group, Inc.’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)	Based on the Schedule 13G filed with the SEC on February 17, 2015. Wasatch Advisors, Inc.’s address is 505 Wakara Way, Salt Lake City, UT 84108.

(7)

Shares beneficially owned by Mr. Perlman include (i) 751,110 shares of common stock issuable upon exercise of currently vested stock options, (ii) 74,155 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 605,366 shares of common stock.  Of the shares of restricted stock held: (a) 13,577 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control, as defined in the Stock Incentive Plan (hereinafter in these footnotes, “Change in Control”); (b) 12,440 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 7,844 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 17,183 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 23,111 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control. 247,217 shares of common stock held by Mr. Perlman are pledged as security.

(8)

Shares beneficially owned by Mr. Price include (i) 751,110 shares of common stock issuable upon exercise of currently vested stock options, (ii) 74,155 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 437,374 shares of common stock.  Of the shares of restricted stock held: (a) 13,577 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control; (b) 12,440 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 7,844 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 17,183 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 23,111 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control. Of the shares of common stock held, Mr. Price owns 482,529 shares directly and 29,000 shares of common stock through a Roth IRA.

(9)

Shares beneficially owned by Mr. Campbell include (i) 148,832 shares of common stock issuable upon exercise of currently vested stock options, (ii) 39,548 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 9,461 shares of common stock. Of the shares of restricted stock held: (a) 7,240 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control; (b) 6,634 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 4,183 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 9,156 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 12,326 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control.

(10)

Shares beneficially owned by Mr. Fernandez de Castro include (i) 267,914 shares of common stock issuable upon exercise of currently vested stock options, (ii) 37,077 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 21,370 shares of common stock.  Of the shares of restricted stock held: (a) 6,787 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control; (b) 6,220 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 3,922 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 8,592 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 11,556 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control. Of the shares of common stock held, Mr. Fernandez de Castro owns 45,947 shares of common stock directly and 12,500 shares of common stock through a Rollover IRA.

(11)

Shares beneficially owned by Mr. Kozlowski include (i) 165,425 shares of common stock issuable upon exercise of currently vested stock options, (ii) 29,666 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 7,097 shares of common stock. Of the shares of restricted stock held: (a) 5,430 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control; (b) 4,980 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 3,138 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 6,874 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 9,244 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control.

(12)

Shares beneficially owned by Ms. Patmore include (i) 158,695 shares of common stock issuable upon exercise of currently vested stock options, (ii) 24,718 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (iii) 5,915 shares of common stock. Of the shares of restricted stock held: (a) 4,524 shares will vest (1) on March 4, 2016; or (2) fully upon a Change in Control; (b) 4,147 shares will vest (1) at the rate of 50% (1/2) on March 4, 2016, and 50% (1/2) on March 4, 2017; or (2) fully upon a Change in Control; (c) 2,615 shares will vest (1) on June 1, 2015; or (2) fully upon a Change in Control; (d) 5,728 shares will vest (1) at the rate of 33% (1/3) on March 4, 2016, 33% (1/3) on March 4, 2017, and 33% (1/3) on March 4, 2018; or (2) fully upon a Change in Control; and (e) 7,704 shares will vest (1) at the rate of 50% (1/2) on June 1, 2015 and 50% (1/2) on June 1, 2016; or (2) fully upon a Change in Control.

(13)

Shares beneficially owned by Dr. Bach include (i) 3,077 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (ii) 21,550 shares of common stock.  The restricted stock will vest upon the earlier of (a) July 30, 2015 or (b) the occurrence of a Change in Control. Of the shares of common stock held, Mr. Bach owns 16,916 shares of common stock directly and 7,711 through a Profit Sharing Plan.

(14)

Shares beneficially owned by Mr. Graham include (i) 3,077 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (ii) 37,428 shares of common stock.  The restricted stock will vest upon the earlier of (a) July 30, 2015 or (b) the occurrence of a Change in Control.

(15)

Shares beneficially owned by Mr. Presby include (i) 7,712 shares of common stock issuable upon exercise of currently vested stock options, (ii) 3,217 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted, and (iii) 106,416 shares of common stock. The restricted stock will vest upon the earlier of (a) July 30, 2015 or (b) the occurrence of a Change in Control.

(16)

Shares beneficially owned by Mr. Shutzer include (i) 3,077 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (ii) 686,001 shares of common stock.  The restricted stock will vest upon the earlier of (a) July 30, 2015 or (b) the occurrence of a Change in Control. Of the shares of common stock held, Mr. Shutzer owns 360,340 shares of common stock directly, 12,453 shares of common stock indirectly through the Shutzer Family Limited Partnership, of which Mr. Shutzer’s wife is the general partner, 82,185 shares of common stock indirectly through Article IV Trust F/B/O Katherine Brennan of which Mr. Shutzer’s wife is the trustee, 75,957 shares of common stock indirectly through Article IV Trust F/B/O James Lampert Shutzer of which Mr. Shutzer’s wife is the trustee, 82,185 shares of common stock indirectly through Article IV Trust F/B/O Christopher David Shutzer of which Mr. Shutzer’s wife is the trustee, and 75,958 shares of common stock indirectly through Article IV Trust F/B/O Megan Anne Shutzer of which Mr. Shutzer’s wife is the trustee.

(17)

Shares beneficially owned by Dr. Zenoff include (i) 3,077 shares of restricted stock issued pursuant to the Stock Incentive Plan that are not yet vested, but are eligible to be voted and (ii) 28,300 shares of common stock. The restricted stock will vest upon the earlier of (a) July 30, 2015 or (b) the occurrence of a Change in Control. Of the shares of common stock held, Dr. Zenoff owns 3,077 shares of common stock directly,18,323 shares of common stock indirectly through the David B. Zenoff and Associates Inc. Profit Sharing Trust, of which Dr. Zenoff and his wife are co-trustees, and 9,977 shares of common stock indirectly through the Hunter/Zenoff Trust U/A dtd 02/14/2012, of which Dr. Zenoff and his wife are co-trustees.

(18)	Shares beneficially owned include 2,287,590 shares of common stock issuable upon exercise of options.

  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own greater than 10% of our common stock to file certain reports with the SEC. Based on a review of the copies of the reports furnished to us and the written representations of such reporting persons, we believe that all reports that were required to be filed under Section 16(a) of the Exchange Act were timely filed during fiscal year 2014.

EXECUTIVE OFFICERS

The following table and descriptions sets forth certain information concerning our executive officers, which includes information about each officer’s age (as of March 25, 2015) and the position(s) such officer holds.

Name	Age	Position
Richard E. Perlman	68	Executive Chairman
James K. Price	56	Chief Executive Officer
Wesley J. Campbell	49	President
J. Miguel Fernandez de Castro	43	Senior Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Kozlowski	52	Chief Information Officer
Crystal B. Patmore	43	Executive Vice President
Clare Y. Arguedas	33	Executive Vice President, General Counsel and Secretary

For biographical information regarding Messrs. Perlman and Price, please see “Information About Directors Continuing in Office” above.

Wesley J. Campbell has been our President since July 2008. Mr. Campbell manages the daily corporate operations and oversees the integration of newly acquired companies. During his career, Mr. Campbell has played a key role in acquiring and integrating over 80 companies and has over 20 years of experience in the medical and dental technology industries. From April 2007 to July 2008, Mr. Campbell served as Chief Operations Officer of 360Imaging, Inc., a diagnostic imaging company for dentists. Mr. Campbell served as Vice President of International of PracticeWorks, Inc. from May 2006 to May 2007, President of PracticeWorks, Inc. from October 2003 to May 2006 and Vice President of Operations of PracticeWorks, Inc. from March 2001 to October 2003. From October 1997 to March 2001, Mr. Campbell served as Vice President of Technical Services for AMICAS, Inc. (formerly VitalWorks Inc.) and from March 1986 to October 1997 served as General Manager of Commercial Computers, Inc., a medical software company. Mr. Campbell graduated from DeVry Institute of Technology.

J. Miguel Fernandez de Castro has been our Senior Executive Vice President and Chief Financial Officer since March 2009. Mr. Fernandez de Castro manages the finance and treasury functions. Mr. Fernandez de Castro was Senior Vice President and Chief Financial Officer of TurboChef Technologies, Inc. from October 2007 to February 2009, and Vice President of Finance and Controller from April 2004 to February 2009. From October 2003 to February 2004, Mr. Fernandez de Castro served as the Controller of PracticeWorks, Inc. and served as Director of Financial Reporting from August 2000 until its acquisition by The Eastman Kodak Company in October 2003, during which time PracticeWorks was a publicly-traded company. Mr. Fernandez de Castro served as Manager of Financial Reporting of AMICAS, Inc. (formerly VitalWorks Inc.) from August, 2000 until the completion of the spin-off of PracticeWorks, Inc. in March 2001. Mr. Fernandez de Castro began his career in the audit services group of BDO Seidman, LLP, which provides assurance, tax, financial advisory and consulting services. Mr. Fernandez de Castro is a Certified Public Accountant and a member of the Georgia Society of CPAs. Mr. Fernandez de Castro received a B.A. in Economics and Spanish and a Masters in Accounting from the University of North Carolina at Chapel Hill.

Kevin J. Kozlowski has been our Chief Information Officer since July 2008. Mr. Kozlowski oversees our information systems, architecture and infrastructure and has more than 25 years of experience in the healthcare information technology industry. From July 2007 to July 2008, Mr. Kozlowski served as Chief Technology Officer of 360Imaging, Inc. From October 2003 to June 2007, Mr. Kozlowski served as Vice President, Research and Development at Kodak Dental Systems, a dental products company, and from March 2001 to October 2003 at PracticeWorks, Inc. Mr. Kozlowski was Vice President of Research and Development for the Dental Division of AMICAS, Inc. (formerly VitalWorks Inc.) from December 1999 until the completion and spin-off of PracticeWorks, Inc. in March 2001. Mr. Kozlowski was President and founder of Human Touch Software from 1984 to December 1999, where he was the lead developer of the PatientBase dental practice management system. Mr. Kozlowski received a B.S. in computer science from California State University at Sacramento.

Crystal B. Patmore has been our Executive Vice President since March 2009. Ms. Patmore oversees our global human resources functions and is also responsible for our risk management and compliance functions. From December 2003 to February 2009, Ms. Patmore served as Vice President of Human Resources and Director of Business Development for TurboChef Technologies, Inc. From March 2001 to October 2003, Ms. Patmore was the Controller at PracticeWorks, Inc. From 1997 to March 2001, Ms. Patmore served as the Accounting Manager at AMICAS, Inc. (formerly VitalWorks Inc.). Ms. Patmore started her career at International Computer Solutions and American Medcare. Ms. Patmore holds a B.B.A. in accounting from Georgia State University.

Clare Y. Arguedas has been our Executive Vice President, General Counsel and Secretary since February 2010. Ms. Arguedas manages the legal affairs of the Company. Prior to joining ExamWorks, Ms. Arguedas was an attorney at the law firm of Paul Hastings LLP from September 2006 to February 2010. Ms. Arguedas has been named a Leading Lawyer for Business by Chambers USA. Ms. Arguedas received a B.A. from the University of Pennsylvania and a J.D. from Emory University School of Law.

PROPOSALS BY HOLDERS OF COMMON STOCK

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the Company’s proxy materials to be distributed in connection with the 2016 Annual Meeting of Stockholders must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on January 26, 2016. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with the Bylaws, in order to be properly brought before the 2016 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to, or mailed and received by the Company’s General Counsel and Secretary, Clare Arguedas, at the Company’s principal executive offices at 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305 no less than 60 days, and no more than 90 days before the one year anniversary of the date of the prior years’ annual meeting; provided, however, that if the date of the 2016 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 60th day prior to such annual meeting, or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. As a result, any notice given by a stockholder pursuant to these provisions of the Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than February 11, 2016, and no later than March 13, 2016, unless the Company’s annual meeting date in 2016 is more than 30 days before or more than 60 days after May 12, 2016.

      To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in the Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the requirements imposed by the Bylaws and SEC regulations. The Company will not consider any proposal or nomination that does not meet the Bylaws’ requirements and the SEC’s requirements for submitting a proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of the proxy materials (including the notice and/or this Proxy Statement and annual report on Form 10-K) is being delivered to multiple beneficial stockholders who share an address, unless the Company or its authorized agents have received contrary instructions from any such stockholder. These documents are available on the Company’s Website. In addition, the Company will deliver promptly, upon written or oral request, a separate copy of the proxy materials and all other enclosed documents to any stockholder to which a single copy was delivered at a shared address. Any instructions to receive a separate copy of such mailings in the future, or request to receive a copy of this Proxy Statement or enclosed documents, may be made in writing to the Company’s General Counsel and Secretary, Clare Arguedas, at the offices of the Company, 3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305, 1-855-314-0916. If multiple beneficial stockholders who share an address are currently receiving multiple copies of the proxy materials (including the notice and/or this Proxy Statement and annual report on Form 10-K), any instructions to receive a single copy of the materials at the address may be made using the contact information and instructions in the previous sentence.

 If you are a beneficial holder and have previously provided a broker with permission to receive only one copy of the proxy materials at a shared address, you must provide any revocation of such permission to that broker.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE BE SURE TO VOTE BY INTERNET, CALL IN YOUR INSTRUCTIONS OR REQUEST A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL SO THAT YOUR SHARES MAY BE RECORDED AND COUNTED.

By Order of the Board of Directors,

/s/ Richard E. Perlman

Richard E. Perlman
Executive Chairman

March 25, 2015

Appendix A

EXAMWORKS GROUP, INC.

AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

1.	Introduction.

(a)           History and Purpose. ExamWorks Group, Inc., a Delaware corporation (the “Company”) acquired all the common stock and preferred stock of ExamWorks, Inc., a Delaware corporation (“EWI”) through a holding company reorganization effected pursuant to Section 251(g) of the Delaware Corporation Law (the “Reorganization”). EWI maintained this ExamWorks, Inc. 2008 Stock Option Plan, as amended (the “2008 Option Plan’). In connection with the Reorganization, the Company assumed this 2008 Option Plan and substituted options to purpose shares of the Company’s common stock in exchange for the options to purchase EWI common stock that were outstanding as of the date of the Reorganization. The Company now amends and restates the 2008 Option Plan as the “Amended and Restated ExamWorks Group, Inc. 2008 Stock Incentive Plan (the “Plan”), for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.

(b)           Effective Date. The 2008 Stock Option Plan was originally effective on July 14, 2008 and this Amendment and Restatement of the Plan is effective as of July 12, 2010.

(c)           Definitions. Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(d)           Effect on Other Plans, Awards, and Arrangements. This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan. In addition, no provision in this Amendment and Restatement of the Plan that was absent from the 2008 Stock Option Plan may adversely affect any Options awarded under the 2008 Option Plan before July 12, 2010 without the Option holder’s prior written consent.

(e)           Appendices. Incorporated by reference and thereby part of the Plan are the terms set forth in the following appendices:

Appendix I	Definitions

2.             Types of Awards. The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (SARs)
Section 7	Restricted Shares, Restricted Share Units (RSUs), and Unrestricted Shares
Section 8	Deferred Share Units (DSUs)
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

3.             Shares Available for Awards.

(a)           Generally, Subject to Section 13 below and subject to the Plan being approved by the Company’s shareholders no later than July 12, 2011, a total of 2,000,000 Shares shall be available for issuance under the Plan. In the absence of such shareholder approval, 1,000,000 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b)           Replenishment; Counting of Shares. Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan. Awards settled in cash will not count against the maximum number of Shares issuable under the Plan.

(c)           ISO Share Reserve. The number of Shares that are available for ISO Awards shall not exceed the total number set forth in Section 3(a) above (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

4.             Eligibility.

(a)           General Rule. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b)           Option and SAR Limits per Person. During the term of the Plan, no Participant may receive Options and SARs that relate to more than 400,000 Shares issuable under the Plan, as such number may be adjusted pursuant to Section 13 below; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of Shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the Shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12. For purposes of this Section 4(b), if an Option or SAR is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 13), the canceled Option or SAR will be counted against the limit set forth in this Section 4(b). For this purpose, if the exercise price of an Option or SAR is reduced, the transaction shall be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

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(c)           Replacement Awards. Subject to Applicable Law (including any associated shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant, with the Participant’s consent, surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.

5.	Stock Options.

(a)           Grants. Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b)           Special ISO Provisions. The following provisions shall control any grants of Options that are denominated as ISOs.

(i)

Eligibility. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)

Documentation. Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422. In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

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(iii)

$100,000 Limit. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)

Grants to 10% Holders. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)

Substitution of Options. In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)

Notice of Disqualifying Dispositions. By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

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(c)           Method of Exercise. Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)            cash or check payable to the Company (in U.S. dollars);

(ii)           other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)          a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

(iv)          subject to Applicable Law, a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

(v)           subject to Applicable Law, a full recourse promissory note bearing interest and payable on such terms as may be prescribed by the Committee; or

(vi)          any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)           Exercise of an Unvested Option. The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

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(e)           Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	12 months after termination of the Participant’s Continuous Service.
(III) Death of the Participant during Continuous Service.	12 months after termination of the Participant’s Continuous Service.
(IV) Other than due to Cause or the Participant’s Disability or Death.	Two months after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

6.	SARs.

(a)           Grants. The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)	the exercise price for the Shares subject to each SAR shall not be less than 100%of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)	no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

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(iii)

each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service and Section 5(f) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b)           Settlement. Subject to the Plan’s terms, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Share as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR, then the SAR shall be deemed exercised and the Participant will be entitled to receive the settlement proceeds otherwise payable had the Participant affirmatively exercised the SAR on that date.

(c)           SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d)           Effect on Available Shares. At each time of a exercise of an SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan; provided that the number of Shares that are issued or delivered pursuant to the exercise of an SAR shall not exceed the number of Shares specified in the Award Agreement as being subject to the SAR Award.

7.	Restricted Shares, RSUs, and Unrestricted Share Awards.

(a)           Grant. The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

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(b)           Vesting and Forfeiture. The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c)           Issuance of Restricted Shares Prior to Vesting. The Participant’s ownership of the Common Shares shall be evidenced solely by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated share transfer agent in the Participant’s name.

(d)           Section 83(b) Elections. A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

(e)           Deferral Elections for RSUs. To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of an RSU Award provided the election is made on or before the 30th day following the Grant Date of the RSU Award and at least 12 months in advance of the earliest date the RSU Award could vest. If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

(f)           Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

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8.	DSUs.

(a)           Elections to Defer. The Committee may make DSU awards to Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA) pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person’s compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. In general, subject to Section 7(e) regarding deferral of Restricted Shares and Restricted Share Units and to Section 9(e) regarding deferral of Performance Awards, Election Forms must be submitted to the Committee no later than December 31st of the calendar year preceding the calendar year in which the Eligible Person first performs the services that are attributable to the compensation being deferred. Notwithstanding the foregoing, any Eligible Person who first becomes eligible to defer compensation under the Plan and is not eligible to defer or otherwise accrue an amount of deferred compensation under any other plan or arrangement that (i) is maintained by the Company or any other Affiliate that would be considered a single employer with the Company pursuant to Code Sections 414(b) or 414(c) and (ii) constitutes a single plan under Treasury Regulation §1.409A-1(c)(2)(A), may submit his or her Election Form to the Committee no later than 30 days after the date the Eligible Person first becomes eligible to defer compensation under the Plan; however, the Election Form may relate only to compensation that is to be paid for services performed after the date the Election Form is submitted to the Committee. The Committee may reject any Election Form that it determines in its sole discretion does not satisfy the requirements of this paragraph. The Committee may unilaterally make Awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b)           Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c)           Issuances of Shares. Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant incurs a “separation from service” within the meaning of Treasury Regulations §1.409A-1(h) and as further described in Section 8(e) hereof (“Separation from Service”), subject to –

(i)            the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Separation from Service, and

(ii)           the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

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Fractional shares shall not be issued, and instead shall be paid out in cash.

Notwithstanding anything in this Plan or an Award Agreement to the contrary, if, at the time of the Participant’s Separation from Service, the Participant is a “specified employee” (within the meaning of Section 409A of the Code and Treasury Regulation Section 1.409A-1(i)), the Company will not pay or provide any “Specified Benefits” (as defined herein) during the six-month period beginning after the date of the Participant’s Separation from Service (the “409A Suspension Period”). In the event of a Participant’s death, however, the Specified Benefits shall be paid to the Participant’s Beneficiary without regard to the 409A Suspension Period. For purposes of this Plan, “Specified Benefits” are any portion of the Participant’s DSU Award that would be subject to Section 409A additional taxes if the Company were to pay it on account of the Participant’s Separation from Service. Within 14 calendar days after the end of the 409A Suspension Period, the Participant shall be paid a lump-sum payment equal to any Specified Benefits delayed during the 409A Suspension Period.

(d)           Emergency Withdrawals. In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A.

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(e)           Separation from Service. For purposes of this Section 8, a Participant incurs a Separation from Service when the Participant ceases to perform services for the Company and any entity that would be considered a single employer with the Company under Code section 414(b) or 414(c) (but modified by substituting 50 percent for 80 percent each place it appears in Code section 1563(a)(1), (2) and (3), for purposes of Code section 414(b), and each plan it appears in Treas. Reg. § 1.414(c)-2, for purposes of Code section 414(c)) (collectively “Employer”) for any reason. A Separation from Service will be deemed to occur if the Employer and the Participant reasonably anticipate that the Participant shall perform no further services (whether as an employee or an independent contractor) or that the level of bona fide services the Participant will perform in the future (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent of the average level of bona fide services performed (whether as an employee or independent contractor) over the immediately preceding 36-month period. A Participant on an authorized, bona fide leave of absence shall experience a Separation from Service on the first day of the seventh (7th) month of such leave, unless the Participant’s right to reemployment with an Employer is provided either by statute or contract. A leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer. For purposes of the 36-month period described above, (a) a Participant who is on a paid bona fide leave of absence is treated as providing bona fide services at a level of equal to the level of services that the Participant would have been required to perform to receive the compensation paid during the leave of absence, and (b) unpaid bona fide leaves of absence are disregarded.

9.	Performance and Cash-Settled Awards.

(a)           Performance Units. Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b)           Performance Compensation Awards. Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, and has terms and conditions that are designed to qualify as, “qualified performance-based compensation” under Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

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(c)           Limitations on Awards. The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period, without regard to time of vesting or exercisability, shall not together exceed 400,000 Shares, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $8,000,000. Any amounts earned in excess of these limitations, if any, will be deferred until the first taxable year in which the Committee reasonably anticipates that the Company’s tax deduction for such amounts will not be disallowed under Code Section 162(m).

(d)           Definitions.

(i)            “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)           “Performance Measure” means one or more of the following selected by the Committee to measure the performance of the individual Participant, the Company or of an Affiliate or a division, department, park, region or function of the Company or any Affiliate in which the Participant is employed for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; expenses, cash flow, margin, attendance, and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles, or other events or circumstances that render the Performance Measures unsuitable. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)          “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

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(e)           Deferral Elections. At any time prior to the date that is both at least six months before the close of a Performance Period with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10.     Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights to any Eligible Person, and may do either pursuant to an Award Agreement that is independent of any other Award, or through a provision in another Award (other than an Option or SAR) that Dividend Equivalent Rights attach to the Shares underlying the Award. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit, or Performance Share Award.

(a)           Nature of Right. Each Dividend Equivalent Right shall represent the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the Dividend Equivalent Right as determined by the Committee. Unless otherwise determined by the Committee, a Dividend Equivalent Right shall expire upon termination of the Participant’s Continuous Service, provided that a Dividend Equivalent Right that is granted as part of another Award shall expire only when the Award is settled or otherwise forfeited.

(b)           Settlement. Unless otherwise provided in an Award Agreement, Dividend Equivalent Rights shall be paid out on the (i) on the date dividends are paid to the Company’s shareholders if the Award occurs on a stand-alone basis, and (ii) on the vesting or later settlement date for another Award if the Dividend Equivalent Right is granted as part of it. Payment of all amounts determined in accordance with this Section shall be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Award Agreement for cash settlement of all or part of the Dividend Equivalent Rights. Only the Shares actually issued pursuant to Dividend Equivalent Rights shall count against the limits set forth in Section 3 above.

(c)           Other Terns. The Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Award Agreement. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Awards. The Committee may also authorize, for any Participant or group of Participants, a program under which the payments with respect to Dividend Equivalent Rights may be deferred pursuant to the terms and conditions determined under Section 9 above.

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11.	Taxes; Withholding.

(a)           General Rule. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards including without limitation any taxes or penalties arising under Code Section 409A, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes. The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)	first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)

then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii)	finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b)           U.S. Code Section 409A.   To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c)           Unfunded Tax Status. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

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12.	Non-Transferability of Awards.

(a)           General. Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b)           Limited Transferability Rights. The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares may be transferred to a Permitted Transferee (as defined below), subject to the following terms and conditions and such other terms and conditions as the Committee may provide in the Award Agreement: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws, (C) satisfy any tax withholding and reporting requirements associated with the Award and (D) evidence the transfer. For purposes of this Section 12(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Committee after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

(c)           Death. In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13.	Change in Capital Structure; Change in Control; Etc.

(a)           Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may (and shall if the Company is not the surviving entity or the Shares are otherwise no longer outstanding) provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

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(b)           Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)           Change in Control. In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)            accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)           arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee);

(iii)          terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

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(iv)           make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.

Notwithstanding the above and unless otherwise provided in an Award Agreement or in any employment-related agreement between the Company or any Affiliate and the Participant, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period either set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section above shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s Involuntary Termination, unless an Award Agreement provides otherwise.

14.	Termination, Rescission and Recapture of Awards.

(a)           Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b)           A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c)           Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)           Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

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(e)           If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (x) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (y) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (z) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f)           Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)           Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b), (c), or (e) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under Applicable Law.

(h)           All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)            If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law. Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable to any Participant from and after his or her termination of Continuous Service after a Change in Control.

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15.           Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a)           the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b)           in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c)           a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

16.           Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17.           Administration of the Plan. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a)           Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b)           Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

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(i)            to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)           to determine, from time to time, the Fair Market Value of Shares;

(iii)          to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)          to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)           to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)          to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)         to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g. confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);

(viii)        in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(ix)          to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(d)           Local Law Adjustments and Sub-plans. To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

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(c)           Action by Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)           Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)           No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(f)           Expenses. The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

18.           Modification of Awards and Substitution of Options. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent to the modification, (ii) the amendment is required by Applicable Law, or (iii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

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19.           Plan Amendment and Termination. The Board may amend or terminate the Plan as it shall deem advisable; plan amendments shall be subject to approval of the Company’s shareholders to the extent the Board determines such approval is required by Applicable Law. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment, or, in the case of an amendment, the amendment is required by Applicable Law.

20.           Term of Plan. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after July 14, 2008. No Awards shall be made under the Plan after its termination.

21.           Governing Law. The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State’s conflict of laws rules.

22.	Laws and Regulations.

(a)           General Rules.      This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b)           Black-out Periods. Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

23.           No Shareholder Rights. Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

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24.	Pre-IPO Provisions.

Subject to any contrary terms set forth in any Award Agreement, for any period preceding the date of an initial public offering, this Section shall be applicable to any Shares subject to or issued pursuant to Awards. The provisions set forth below shall become null and void upon the occurrence of an initial public offering.

(a)           Stockholders’ Agreement. As a condition for the delivery of any Shares pursuant to any Award, the Committee may require the Participant and any Permitted Transferee to execute and be bound by any agreement that generally exists between the Company and similarly-situated stockholders.

(b)           Repurchase Rights. At any time before an initial public offering, if a Participant’s Continuous Service terminates, the Company may repurchase any Shares acquired by the Participant pursuant to an Award for their then Fair Market Value as determined by the Committee in good faith; provided that if a Participant’s Continuous Service is terminated by the Company for Cause, the repurchase price shall be the lower of the purchase price the Participant paid for the Shares, if any, or the Shares’ Fair Market Value. The Company shall not exercise its repurchase right until the Shares have been held by the Participant for at least six (6) months, unless (i) the Company’s independent auditors have advised the Committee that an earlier repurchase will not trigger adverse accounting consequences or (ii) the Committee determines that any adverse accounting consequences are acceptable to the Company. The Company shall pay the repurchase price to the Participant in a lump sum or in equal monthly installments up to 60 months, as determined by the Company in its sole discretion.

(c)           Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the federal securities laws, including the Company’s initial public offering, Participants shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired pursuant to Awards without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time, not exceeding one hundred and eighty (180) days, following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to such Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired pursuant to Awards until the end of the applicable stand-off period. The Company and its underwriters shall be beneficiaries of the agreement set forth in this paragraph. Participants who are not Directors or officers shall be subject to this paragraph only if Directors and officers are subject to it.

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Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will include but not be limited to:

(i)            indictment for, or conviction of, a felony, a crime involving theft, fraud, dishonesty or moral turpitude, or any violation of any federal or state securities law (whether by plea of nolo contendere or otherwise) or the Participant’s enjoinment from violating any federal or state securities law or being determined to have violated any such law;

(ii)           refusal to follow the Company’s lawful directions;

(iii)          engaging in conduct constituting embezzlement, willful assistance to a competitor, fraud, misappropriation, material violation of the Company’s anti-discrimination, equal employment opportunity, prohibition against harassment or similar policies or material violation of the Company’s insider trading policy, corporate code of business conduct and ethics or other material policy, as applicable;

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(iv)          failure (including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry) to cooperate, if requested by the Board or designee of the Board, with any investigation or inquiry, whether internal or external, into the Participant’s actions (or inactions) or the Company’s business practices, as applicable;

(v)           possession on Company premises of any prohibited drug or substance that constitutes a criminal offense;

(vi)          gross misconduct or gross negligence in connection with the business of the Company or any affiliate;

(vii)         public conduct by the Participant that in the good faith opinion of the Board harms the Holder’s or the Company’s reputation or standing in the community;

(viii)        material breach of the Participant’s employment or consulting agreement with the Company; Holder’s breach of any covenants he or she has made not to compete with the Company, not to solicit business customers of the Company and not to disclose the Company’s confidential information and trade secrets;

(ix)           in the case of a Participant who holds a license to practice medicine, revocation or suspension of such license in any jurisdiction or limitation of such license for a period in excess of thirty (30) days, or termination or suspension of medical staff privileges at any health care institution, or limitation of such privileges for a period in excess of 30 days;

(x)           in the case of an Employee, the Employee’s material failure to perform the Employee’s duties (other than by reason of physical or mental illness, injury, or condition), after the Employee has been given written notice of the Employee’s default and has failed to cure such default within five (5) business days of the Employee’s receipt of such written notice; and

in the case of a Consultant, failure to discharge Consultant’s duties to the reasonable satisfaction of the Company.

“Change in Control” means the closing of a transaction that is (i) a sale of all or substantially all of the assets of the Company (other than in connection with financing transactions, or sale and leaseback transactions) to a Person that is not a Controlled Affiliate (a “Third Party”), (ii) a sale, series of sales or merger or other transactions resulting in more than 50% of the voting stock of the Company or of any company directly or indirectly controlling the Company being held by a Third Party, (iii) a transaction or provision that gives a Third Party the right to appoint a majority of the Board of Directors of the Company or of any company directly or indirectly controlling the Company, or (iv) the liquidation or dissolution of the Company with respect to which there are or were distributable assets.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means ExamWorks Group, Inc., a Delaware corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock, par value $0.0001 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company or if the Committee determines that the relationship may or will result in adverse financial accounting consequences to the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Controlled Affiliate” means any other Person which, directly or indirectly is in control of, is controlled by, or is under common control with the Company. For purposes of identifying the “Controlled Affiliate” relationship, a Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ability to exercise voting power, by contract or otherwise.

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“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means for an ISO, the Participant is disabled within the meaning of Code section 22(e)(3) and for any other Award means a condition under which a Participant –

(a)     is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)     is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the fair market value of the Company Stock as of such date based on the then prevailing prices of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stocks exchange as the Company Stock is then listed for trading. If the Company Stock is not listed on such an exchange, In the absence of an established market for the Company Stock, the Fair Market Value thereof shall be determined in good faith by the Committee using any reasonable valuation method permitted by Section 409A of the Code and associated guidance issued by the Department of Treasury or Internal Revenue Service. Without limiting the foregoing, any or a combination of each of the following may be considered by the Committee, among other factors, in determining the Fair Market Value of the Company Stock: (a) the most recent valuation of the Company Stock performed in conjunction with the most recent goodwill impairment analysis performed by the Company; (b) the most recent per share price of Company Stock sold by the Company; or (c) the valuation of the Company Stock used by the Company in connection with the most recent transaction where Company Stock was issued as consideration for the purchase by the Company of the assets, stock or business of a Person.

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“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within one year following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 60 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees or Directors.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this ExamWorks Group, Inc. Amended and Restated Stock Incentive Plan.

“Public Trading Date” means the first date upon which common stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

“Recapture” and “Rescission” have the meaning set forth in Section 14 of the Plan.

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“Reimbursement” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

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EXAMWORKS GROUP, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

As approved by the Board of Directors on July 12, 2010 and by the Company’s stockholders on September 15, 2010.

FIRST AMENDMENT

TO

EXAMWORKS GROUP, INC.

AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT TO EXAMWORKS GROUP, INC. AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN is effective as of August 3, 2011 (this “Amendment”).

WHEREAS, ExamWorks Group, Inc. (the “Company”) maintains the ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan (the “Plan”), and Section 19 of the Plan permits the board of directors of the Company (the “Board”) to amend the Plan;

WHEREAS, the number of shares of common stock of the Company (“Shares”) available for issuance under the Plan was previously increased by the Board on July 12, 2010 and approved by the written consent of a majority of the stockholders of the Company (the “Stockholders”) on September 15, 2010;

WHEREAS, as a result of the stock split effective as of October 12, 2010, the number of Shares available for issuance under the plan is 10,282,200;

WHEREAS, the Board desires to amend Section 3(a) of the Plan to increase the number of Shares available for issuance under the Plan to 15,282,200 and approved this Amendment on June 9, 2011;

WHEREAS, the Board desires to amend the Plan to include restrictions on repricing and/or cancellation of outstanding Options or Stock Appreciation Rights and approved this Amendment on June 9, 2011; and

WHEREAS, this Amendment was submitted to the Stockholders for approval and approved at the 2011 Annual Meeting.

NOW THEREFORE, the Plan is hereby amended as follows:

1.	Section 3(a) is hereby amended and restated as follows:

Subject to Section 13 below, a total of 15,282,200 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

2.	Section 4(c) is hereby amended by inserting the following immediately after the second sentence:

However, if the Company is subject to the reporting requirements of the Exchange Act, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

3.	Section 18 is hereby amended by inserting the following immediately after the first sentence:

However, if the Company is subject to the reporting requirements of the Exchange Act, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

4.	Section 19 is hereby amended by inserting the following immediately after the second sentence:

Furthermore, if the Company is subject to the reporting requirements of the Exchange Act, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

5.	The modifications set forth above shall not affect any other provisions of the Plan.

SECOND AMENDMENT

TO

EXAMWORKS GROUP, INC.

AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN, AS AMENDED

THIS SECOND AMENDMENT TO EXAMWORKS GROUP, INC. AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN, AS AMENDED is effective as of May 12, 2015 (this “Amendment”).

WHEREAS, ExamWorks Group, Inc. (the “Company”) maintains the ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan, as Amended (the “Plan”), and Section 19 of the Plan permits the board of directors of the Company (the “Board”) to amend the Plan;

WHEREAS, the number of shares of common stock of the Company (“Shares”) available for issuance under the Plan was previously increased by the Board on July 12, 2010 and approved by the written consent of a majority of the stockholders of the Company (the “Stockholders”) on September 15, 2010;

WHEREAS, as a result of the stock split effective as of October 12, 2010, the number of Shares available for issuance under the Plan was increased to 10,282,200;

WHEREAS, the number of Shares available for issuance under the Plan was again increased by the Board on June 9, 2011 and approved by the Stockholders at the 2011 Annual Meeting on August 3, 2011, resulting in 15,282,000 Shares available for issuance under the Plan;

WHEREAS, the Board desires to amend Section 3(a) of the Plan to (1) increase the number of Shares available for issuance under the Plan to 17,982,200 (2) change the termination date of the Plan from July 14, 2018 to May 11, 2025 (the date that is ten years after May 12, 2015), and approved this Amendment on March 20, 2015; and

WHEREAS, this Amendment was submitted to the Stockholders for approval and approved at the 2015 Annual Meeting.

NOW THEREFORE, the Plan is hereby amended as follows:

1.	Section 3(a) is hereby amended and restated as follows:

Subject to Section 13 below, a total of 17,982,200 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

2.	Section 20 is hereby amended and restated as follows:

If not sooner terminated by the Board, this Plan shall terminate at the close of business on May 11, 2025, the date that is ten years after May 12, 2015. No Awards shall be made under the Plan after its termination.

3.	The modifications set forth above shall not affect any other provisions of the Plan.

ExamWorks

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88651-P64569 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXAMWORKS GROUP, INC.

The Board of Directors recommends you vote FOR election of the following Class II director nominees to the Board of Directors.

	For All	Withhold All	For All Except
1. **Nominees:**	☐	☐	☐

01) Peter B. Bach
02) Peter M. Graham
03) William A. Shutzer

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The proxies will vote in their discretion regarding such other business as may properly come before the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M88652-P64569

EXAMWORKS GROUP, INC.
Annual Meeting of Stockholders
May 12, 2015, 9:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) J. Miguel Fernandez de Castro and Clare Arguedas, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ExamWorks Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on May 12, 2015, at the offices of Paul Hastings LLP, located at 75 East 55th Street, New York, NY 10022, Room 701, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, but this card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side